File No. 333-167541       CIK #1480663

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 4 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Van Kampen Unit Trusts, Municipal Series 910
                              (Exact Name of Trust)

                          Invesco Capital Markets, Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  INVESCO CAPITAL MARKETS, INC.         PAUL HASTINGS LLP
  Attention: John M. Zerr, Esq.         Attention: Michael R. Rosella, Esq.
  11 Greenway Plaza                     75 East 55th Street
  Houston, Texas 77046-1173             New York, New York 10022

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on November 24, 2014, pursuant to paragraph (b) of Rule 485.

                            Van Kampen Unit Trusts,
                              Municipal Series 910


Investors' Quality/129

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
  Part II of this Prospectus. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Van Kampen Unit Trusts, Municipal Series (the "Fund") consists of the underlying separate unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds insured bonds or bonds that are insured under a portfolio insurance policy issued by a rated insurance company.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is November 24, 2014




INVESCO

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 910
                   Summary of Essential Financial Information

                            As of September 5, 2014
                     Sponsor: Invesco Capital Markets, Inc.
           Evaluator: Standard & Poor's Securities Evaluations, Inc.
                  Supervisor: Invesco Investment Advisers LLC
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                                     Investors'
                                                                                                                      Quality
General Information                                                                                                    Trust
                                                                                                                   --------------
Principal Amount (Par Value) of Securities ......................................................................  $   15,675,000
Number of Units .................................................................................................          17,035
Fractional Undivided Interest in Trust per Unit .................................................................        1/17,035
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio ............................................................  $16,629,226.50
      Aggregate Bid Price of Securities per Unit ................................................................  $       976.18
      Sales charge 3.00% (3.092% of the Aggregate Bid Price of Securities) for the Investors' Quality Trust .....  $        30.14
      Principal Cash per Unit ...................................................................................  $        (1.61)
      Public Offering Price per Unit (1) ........................................................................  $     1,004.71
Redemption Price per Unit .......................................................................................  $       974.57
Excess of Public Offering Price per Unit over Redemption Price per Unit .........................................  $        30.14
Minimum Value of the Trust under which Trust Agreement may be terminated ........................................  $ 4,474,000.00
Annual Premium on Portfolio Insurance ...........................................................................  $           --
Evaluator's Annual Evaluation Fee (3) ...........................................................................  $        6,616
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit .................................................................  $        45.59
      Less: Estimated Annual Expense excluding Insurance ........................................................  $         2.32
      Less: Annual Premium on Portfolio Insurance ...............................................................  $           --
      Estimated Net Annual Interest Income per Unit .............................................................  $        43.27
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income ......................................................................  $        43.27
      Divided by 12 .............................................................................................  $         3.61
Estimated Daily Rate of Net Interest Accrual per Unit ...........................................................  $       .12018
Estimated Current Return Based on Public Offering Price (2) .....................................................            4.30%
Estimated Long-Term Return (2) ..................................................................................            2.27%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $3.61 for the Investors' Quality Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II of this Prospectus.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution ..........  $1.00 per Unit
Date of Deposit .........................  August 24, 2010
Supervisor's Annual Supervisory Fee .....  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee ......  Maximum of $.15 per Unit

Record and Computation Dates ............  TENTH day of the month.

Distribution Dates ......................  TWENTY-FIFTH day of the month.

Trustee's Annual Fee ....................  $.93 per $1,000 principal amount of Bonds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Van Kampen Unit Trusts, Municipal Series 910:

   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Investors' Quality Tax-Exempt Trust, Series 129 (the "Trust," included in Van Kampen Unit Trusts, Municipal Series 910) as of July 31, 2014, and the related statements of operations and changes in net assets for each of the three years in the period ended July 31, 2014, and the financial highlights for the period from August 24, 2010 (date of deposit) through July 31, 2011 and for each of the three years in the period ended July 31, 2014. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2014 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors' Quality Tax-Exempt Trust, Series 129 (included in Van Kampen Unit Trusts, Municipal Series 910) as of July 31, 2014, and the results of its operations and changes in net assets for each of the three years in the period ended July 31, 2014, and the financial highlights for the period from August 24, 2010 (date of deposit) through July 31, 2011 and for each of the three years in the period ended July 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York
November 24, 2014

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 910
                             Statement of Condition
                                 July 31, 2014

                                                                                          Investors'
                                                                                           Quality
                                                                                            Trust
                                                                                         ------------
Trust property
   Cash ...............................................................................  $         --
   Tax-exempt securities at fair value (cost $16,044,065) (notes 1 and 2) .............    16,508,818
   Accrued interest ...................................................................       227,731
   Receivable for securities sold .....................................................            --
                                                                                         ------------
                                                                                         $ 16,736,549
                                                                                         ============
Liabilities and interest to Unitholders
   Cash overdraft .....................................................................  $    180,392
   Redemptions payable ................................................................         6,790
   Interest to Unitholders ............................................................    16,549,367
                                                                                         ------------
                                                                                         $ 16,736,549
                                                                                         ============

                             Analysis of Net Assets

Interest of Unitholders (17,087 Units of fractional undivided interest outstanding)
   Cost to original investors of 24,155 Units (note 1) ................................  $ 24,033,527
      Less initial underwriting commission (note 3) and organization costs ............     1,231,197
                                                                                         ------------
                                                                                           22,802,330
      Less redemption of Units (7,068 Units) ..........................................     6,767,791
                                                                                         ------------
                                                                                           16,034,539
   Undistributed net investment income
      Net investment income ...........................................................     3,676,260
      Less distributions to Unitholders ...............................................     3,627,316
                                                                                         ------------
                                                                                               48,944
   Realized gain (loss) on Bond sale or redemption ....................................         1,131
   Unrealized appreciation (depreciation) of Bonds (note 2) ...........................       464,753
   Distributions to Unitholders of Bond sale or redemption proceeds ...................            --
                                                                                         ------------
          Net asset value to Unitholders ..............................................  $ 16,549,367
                                                                                         ============
Net asset value per Unit (Units outstanding of 17,087) ................................  $     968.54
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

                INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 129
                            Statements of Operations
                              Years ended July 31,

                                                                                    2012          2013          2014
                                                                                ------------  ------------  ------------
Investment income
   Interest income ...........................................................  $  1,057,745  $    975,712  $    803,058
   Expenses
      Trustee fees and expenses ..............................................        29,940        26,696        23,069
      Evaluator fees .........................................................         7,964         7,507         6,616
      Supervisory fees .......................................................         9,093         9,258         8,248
                                                                                ------------  ------------  ------------
          Total expenses .....................................................        46,997        43,461        37,933
                                                                                ------------  ------------  ------------
      Net investment income ..................................................     1,010,748       932,251       765,125
Realized gain (loss) from Bond sale or redemption
   Proceeds ..................................................................       781,925     4,309,610     1,568,445
   Cost ......................................................................       796,918     4,245,771     1,603,824
                                                                                ------------  ------------  ------------
      Realized gain (loss) ...................................................       (14,993)       63,839       (35,379)
Net change in unrealized appreciation (depreciation) of Bonds ................     2,380,021    (1,457,646)      842,533
                                                                                ------------  ------------  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ....................................................  $  3,375,776  $   (461,556) $  1,572,279
                                                                                ============  ============  ============

                      Statements of Changes in Net Assets
                              Years ended July 31,

                                                                                    2012          2013          2014
                                                                                ------------  ------------  ------------
Increase (decrease) in net assets
Operations:
   Net investment income .....................................................  $  1,010,748  $    932,251  $    765,125
   Realized gain (loss) on Bond sale or redemption ...........................       (14,993)       63,839       (35,379)
   Net change in unrealized appreciation (depreciation) of Bonds .............     2,380,021    (1,457,646)      842,533
                                                                                ------------  ------------  ------------
      Net increase (decrease) in net assets resulting from operations ........     3,375,776      (461,556)    1,572,279
Distributions to Unitholders from:
   Net investment income .....................................................    (1,012,920)     (946,919)     (769,538)
   Bonds sale or redemption proceeds .........................................            --            --            --
   Redemption of Units .......................................................      (826,258)   (4,322,813)   (1,505,145)
                                                                                ------------  ------------  ------------
      Total increase (decrease) ..............................................     1,536,598    (5,731,288)     (702,404)
Net asset value to Unitholders
   Beginning of period .......................................................    21,446,461    22,983,059    17,251,771
                                                                                ------------  ------------  ------------
   End of period (including undistributed net investment income of
      $68,025, $53,357 and $48,944, respectively) ............................  $ 22,983,059  $ 17,251,771  $ 16,549,367
                                                                                ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of July 31, 2014, the Investors' Quality Tax-Exempt Trust, Series 129 consists of 30 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 4 (13%); General Obligation, 4 (9%); General Purpose, 3 (10%); Health Care, 7 (34%); Higher Education, 7 (12%); Transportation, 2 (9%) and Water and Sewer, 3 (13%). See "Portfolio" herein.

   The state breakdown for the Investors' Quality Tax-Exempt Trust, Series 129 is as follows: Alabama, (1%); Arizona, (1%); California, (19%); Connecticut, (1%); Florida, (21%); Georgia, (4%); Illinois, (12%); Indiana, (7%); Kentucky, (5%); Michigan, (2%); Nevada, (1%); New York, (7%); Pennsylvania, (4%); South Carolina, (1%); Texas, (1%); Wisconsin, (11%) and District of Columbia, (2%).

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 910
INVESTORS' QUALITY TAX-EXEMPT TRUST                                                  PORTFOLIO schedule as of July 31, 2014
---------------------------------------------------------------------------------------------------------------------------
Port-                                                                                        Redemption
folio     Aggregate                                                                 Rating    Feature         Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date       (Note 2)   (Note 2)      (Notes 1 and 2)
---------------------------------------------------------------------------------------------------------------------------
  A   $     1,400,000 Illinois, Chicago O'Hare International Airport Passenger
                       Facility Charge Revenue Bonds, Series B
                       5.000% Due 01/01/30                                             A-   2020 @ 100      $   1,502,046
---------------------------------------------------------------------------------------------------------------------------
  B         1,000,000 California, Municipal Improvement Corporation of Los
                       Angeles Lease Revenue Bonds, Police
                       Headquarters Facility and Public
                       Works Building, Series A
                       (National Guarantee
                       Insured)                                                             2017 @ 100
                       4.750% Due 01/01/31                                            AA-   2030 @ 100 S.F.     1,050,150
---------------------------------------------------------------------------------------------------------------------------
  C           285,000 Florida, Miami-Dade County Aviation Revenue Bonds,
                       Miami International Airport, Series B (Assured
                       Municipal Insured)                                                   2017 @ 100
                       4.500% Due 10/01/31                                            AA-   2030 @ 100 S.F.       292,427
---------------------------------------------------------------------------------------------------------------------------
  D           615,000 Georgia, Development Authority of Fulton County Revenue
                       Bonds, Spelman College                                               2017 @ 100
                       5.000% Due 06/01/32                                            A1*   2028 @ 100 S.F.       667,693
---------------------------------------------------------------------------------------------------------------------------
  E           175,000 California, Chino Basin Regional Financing Authority
                       Revenue Bonds, Inland Empire Utilities Agency,
                       Series A (AMBAC Assurance Insured)                                   2017 @ 100
                       5.000% Due 11/01/33                                            AA-   2028 @ 100 S.F.       192,419
---------------------------------------------------------------------------------------------------------------------------
  F           250,000 Michigan, Board of Governors of Wayne State University
                       General Revenue Bonds, Series A (National
                       Guarantee Insured)                                                   2017 @ 100
                       4.500% Due 11/15/34                                            AA-   2028 @ 100 S.F.       257,050
---------------------------------------------------------------------------------------------------------------------------
  G         1,775,000 Wisconsin Health and Educational Facilities Authority
                       Revenue Bonds, Ministry Health Care, Inc.,
                       Series B                                                             2020 @ 100
                       5.125% Due 08/15/35                                            A+    2031 @ 100 S.F.     1,882,139
---------------------------------------------------------------------------------------------------------------------------
  H            75,000 Florida, Miami-Dade County Aviation Revenue Bonds,
                       Miami International Airport, Series B (Assured
                       Municipal Insured)                                                   2020 @ 100
                       5.000% Due 10/01/35                                            AA    2031 @ 100 S.F.        80,842
---------------------------------------------------------------------------------------------------------------------------
  I            40,000 Alabama, Hoover City Board of Education, Capital Outlay
                       Special Tax Warrants
                       4.500% Due 02/15/36                                            AA    2020 @ 100             41,326
---------------------------------------------------------------------------------------------------------------------------
  J            75,000 Nevada, Washoe County Limited Tax Public Safety General
                       Obligation Bonds (AMBAC Assurance Insured)                           2016 @ 100
                       4.500% Due 03/01/36                                            AA    2033 @ 100 S.F.        75,843
---------------------------------------------------------------------------------------------------------------------------
  K           990,000 Florida, Brevard County Health Facilities Authority, Health
                       Facilities Revenue Bonds, Health First, Inc. Project                 2016 @ 100
                       5.000% Due 04/01/36                                             A-   2035 @ 100 S.F.     1,004,474
---------------------------------------------------------------------------------------------------------------------------
  L           460,000 Pennsylvania Higher Educational Facilities Authority
                       Revenue Bonds, Temple University, First Series
                       of 2006 (National Guarantee Insured)                                 2016 @ 100
                       4.500% Due 04/01/36                                            AA-   2034 @ 100 S.F.       472,204
---------------------------------------------------------------------------------------------------------------------------
  M           250,000 Florida, Miami-Dade County Aviation Revenue Bonds,
                       Miami International Airport, Series A                                2019 @ 100
                       5.500% Due 10/01/36                                             A    2030 @ 100 S.F.       279,928
---------------------------------------------------------------------------------------------------------------------------
  N           830,000 Kentucky, Louisville/Jefferson County Metro Government
                       Health System Revenue Bonds, Norton
                       Healthcare, Inc.                                                     2016 @ 100
                       5.250% Due 10/01/36                                             A-   2031 @ 100 S.F.       847,472
---------------------------------------------------------------------------------------------------------------------------
  O           175,000 Texas State University System, Board of Regents Revenue
                       Financing System Revenue Bonds, Series A                             2020 @ 100
                       4.375% Due 03/15/37                                            Aa2*  2036 @ 100 S.F.       182,385
---------------------------------------------------------------------------------------------------------------------------

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 910
INVESTORS' QUALITY TAX-EXEMPT TRUST                                      PORTFOLIO schedule as of July 31, 2014 (continued)
---------------------------------------------------------------------------------------------------------------------------
Port-                                                                                        Redemption
folio     Aggregate                                                                 Rating    Feature         Fair Value
Item      Principal   Name of Issuer, Title, Interest Rate and Maturity Date       (Note 2)   (Note 2)      (Notes 1 and 2)
---------------------------------------------------------------------------------------------------------------------------
  P   $       190,000 South Carolina, The College of Charleston, Higher
                       Education Facilities Revenue Bonds, Series C
                       (Syncora Guaranty Insured)                                           2017 @ 100
                       4.500% Due 04/01/37                                            A1*   2031 @ 100 S.F. $     194,902
---------------------------------------------------------------------------------------------------------------------------
  Q           335,000 District of Columbia General Obligation Bonds, Series A
                       (National Guarantee Insured)
                       4.500% Due 06/01/37                                            AA-   2017 @ 100            351,164
---------------------------------------------------------------------------------------------------------------------------
  R            10,000 Connecticut Health and Educational Facilities Authority
                       Revenue Bonds, Trinity College Issue, Series J
                       (National Guarantee Insured)                                         2017 @ 100
                       4.500% Due 07/01/37                                            AA-   2032 @ 100 S.F.        10,183
---------------------------------------------------------------------------------------------------------------------------
  S            15,000 New York, New York City General Obligation Bonds,
                       Fiscal 2011 - Series B                                               2020 @ 100
                       4.250% Due 08/01/37                                            AA    2034 @ 100 S.F.        15,514
---------------------------------------------------------------------------------------------------------------------------
  T           625,000 New York, Metropolitan Transportation Authority,
                       Transportation Revenue Bonds, Series A
                       (National Guarantee Insured)                                         2017 @ 100
                       4.750% Due 11/15/37                                            AA-   2034 @ 100 S.F.       642,381
---------------------------------------------------------------------------------------------------------------------------
  U           100,000 Arizona Health Facilities Authority Revenue Bonds, Banner
                       Health, Series D                                                     2018 @ 100
                       5.500% Due 01/01/38                                            AA-   2033 @ 100 S.F.       106,984
---------------------------------------------------------------------------------------------------------------------------
  V           505,000 New York, New York City Transitional Finance Authority,
                       Building Aid Revenue Bonds, Fiscal 2008 -
                       Series S-1                                                           2018 @ 100
                       4.500% Due 01/15/38                                            AA-   2035 @ 100 S.F.       520,135
---------------------------------------------------------------------------------------------------------------------------
  W           115,000 Indiana Health and Educational Facility Financing Authority,
                       Hospital Revenue Bonds, Clarian Health Obligated
                       Group, Series A                                                      2016 @ 100
                       5.000% Due 02/15/39                                            AA-   2037 @ 100 S.F.       116,887
---------------------------------------------------------------------------------------------------------------------------
  X           160,000 Pennsylvania Higher Educational Facilities Authority
                       Revenue Bonds, Thomas Jefferson University,
                       Series A (AMBAC Assurance Insured)                                   2017 @ 100
                       5.000% Due 09/01/39                                            A1*   2031 @ 100 S.F.       170,699
---------------------------------------------------------------------------------------------------------------------------
  Y           900,000 Florida, Miami-Dade County Water & Sewer System
                       Revenue Bonds (Assured Municipal Insured)                            2020 @ 100
                       5.000% Due 10/01/39                                            AA    2035 @ 100 S.F.       980,181
---------------------------------------------------------------------------------------------------------------------------
  Z           540,000 Illinois Finance Authority Revenue Bonds, Edward Hospital
                       Obligated Group, Series A (AMBAC Assurance Insured)                  2018 @ 100
                       5.500% Due 02/01/40                                             A    2034 @ 100 S.F.       557,485
---------------------------------------------------------------------------------------------------------------------------
 AA         1,000,000 Indiana Health and Educational Facility Financing Authority,
                       Hospital Revenue Bonds, Clarian Health Obligated
                       Group, Series A
                       5.250% Due 02/15/40                                            AA-   2016 @ 100          1,020,110
---------------------------------------------------------------------------------------------------------------------------
 AB         1,000,000 California, North Kern/Cawelo Financing Authority Water
                       Revenue Bonds, Cawelo Water District Project,
                       Series B                                                             2020 @ 100
                       5.000% Due 05/01/40                                            AA-   2031 @ 100 S.F.     1,076,920
---------------------------------------------------------------------------------------------------------------------------
 AC           815,000 Florida, Miami-Dade County Expressway Authority, Toll
                       System Revenue and Refunding Revenue Bonds,
                       Series A                                                             2020 @ 100
                       5.000% Due 07/01/40                                             A-   2036 @ 100 S.F.       859,735
---------------------------------------------------------------------------------------------------------------------------
 AD         1,000,000 California, Grossmont Union High School District General
                       Obligation Bonds, Election of 2008, Series B                         2020 @ 100
                       4.750% Due 08/01/40                                            AA-   2036 @ 100 S.F.     1,057,140
      ---------------                                                                                       ---------------
      $    15,705,000                                                                                       $  16,508,818
      ===============                                                                                       ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 910
                         Notes to Financial Statements
                          July 31, 2012, 2013 and 2014
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, a third party valuation provider. The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Investors' Quality Tax-Exempt Trust, Series 129) was based on the determination by the Evaluator of the offering prices of the Bonds on the date of deposit (August 24, 2010). Since the valuation is based upon the bid prices, the Trust (Investors' Quality Tax-Exempt Trust, Series 129) recognized a downward adjustment of $269,437 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended July 31, 2011.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Part II of this Prospectus.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trust has no IRS examination pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, A Division of the McGraw-Hill Companies ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 21, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 21, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Deposit Date prior to April 21, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trust may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of July 31, 2014 based on the inputs used to value them:

                                                     Investments
Valuation Inputs                                    in Securities
----------------------------------------------      -------------
Level 1 -- Quoted prices                            $          --
Level 2 -- Other significant observable inputs         16,508,818
Level 3 -- Significant unobservable inputs                     --
                                                    -------------
Total                                               $  16,508,818
                                                    =============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at July 31, 2014 is as follows:

Unrealized Appreciation                             $     464,993
Unrealized Depreciation                                      (240)
                                                    -------------
                                                    $     464,753
                                                    =============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.50% of the public offering price (1.523% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 4.80% of the public offering price (5.042% of the aggregate bid price of the Bonds) for a Trust with a portfolio with fifteen or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   During each of the three years in the period ended July 31, 2014, 872 Units, 4,430 Units and 1,635 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS
Investors' Quality/129

                                                        2011 (c)        2012          2013          2014
                                                      ------------  ------------  ------------  ------------
Per Share Operating Performance:
   Net asset value, beginning of period ............  $     944.00  $     892.71  $     992.70  $     921.47
                                                      ------------  ------------  ------------  ------------
   Income from investment operations:
      Net investment income ........................         40.16         42.88         43.32         43.30
      Net realized and unrealized gain (loss)
         on investment transactions (a) ............       (54.20)        100.08       (70.55)         47.32
                                                      ------------  ------------  ------------  ------------
   Total from investment operations ................       (14.04)        142.96       (27.23)         90.62
                                                      ------------  ------------  ------------  ------------
Distributions to Unitholders from:
   Net investment income ...........................       (37.25)       (42.97)       (44.00)       (43.55)
   Bond sale and redemption proceeds ...............            --            --            --            --
                                                      ------------  ------------  ------------  ------------
   Total distributions to Unitholders ..............       (37.25)       (42.97)       (44.00)       (43.55)
                                                      ------------  ------------  ------------  ------------
   Net asset value, end of period ..................  $     892.71  $     992.70  $     921.47  $     968.54
                                                      ============  ============  ============  ============
Total Return (b): ..................................       (1.59)%        16.34%       (3.02)%        10.08%
Ratios as a Percentage of Average Net Assets (b):
   Expenses ........................................         0.16%         0.21%         0.20%         0.23%
   Net investment income ...........................         4.56%         4.52%         4.39%         4.62%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from August 24, 2010 (date of deposit) through July 31,
     2011.


                                                                       CMSPRO910

                               Prospectus Part II

                                 November 2014


                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

                     Invesco Unit Trusts, Municipal Series


                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds




                      This prospectus contains two parts.
           No one may use this Prospectus Part II unless accompanied
                             by Prospectus Part I.

      You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------
 The Securities and Exchange Commission has not approved or disapproved of the
  Trust Units or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.




INVESCO


THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series, Van Kampen Unit Trusts, Municipal Series or Invesco Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Invesco Capital Markets, Inc. as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the issuing authorities, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, High Grade Tax-Exempt Bond, 20+ Year Series, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" or "7-13 Year Series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust. "10-20 Year Trust" refers to a trust which is designated as a "10-20 year series" in the name of such trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:

                                                                              Approximate Maturity
                                                                              From Date of Deposit
Trust                                                                               in Years
--------------------------------------------------------------------------------------------------
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
    Long-Term State and National Quality Trust                                      15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series                                   20 to 30
IM-IT Laddered Series                                                               10 to 30
Investment Grade Municipal Limited Maturity Trust                                   17 to 22
10-20 Year Trust                                                                    10 to 20
IM-IT Limited Maturity Trust and Quality Municipals Income Trust (QM-IT)
    Limited Maturity Series                                                         12 to 15
Investment Grade Municipal Intermediate Trust                                        7 to 13
IM-IT Intermediate Trust and Strategic Municipal Trust Intermediate Series           5 to 15
State Intermediate Laddered Maturity Trust                                           5 to 10
IM-IT Short Intermediate Trust                                                       3 to 7

   The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, federal, state, and, if applicable, local tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) As of the Date of Deposit, with respect to Insured Trusts that deposited on or before November 1, 2010, the bonds must be insured with a Standard & Poor's Rating Services ("Standard & Poor's") rating of AAA or a Moody's Investors Service, Inc. ("Moody's") rating of Aaa or if not rated are insured by a bond insurer with a AAA rating by Standard & Poor's or a Aaa rating by Moody's, and, with respect to Insured Trusts that deposited on or after November 2, 2010, the bonds must be insured with a Standard & Poor's rating of at least "A-" or a Moody's rating of at least "A3", or if not rated are insured by a bond insurer with at least an "A-" rating by Standard & Poor's or at least an "A3" rating by Moody's. With respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The economic recession in the United States which began in 2007 technically came to an end in June of 2009, however the U.S. and global economies continue to feel the effects of this recessionary period, including increased unemployment and below-average levels of economic activity. The U.S. and other foreign governments have taken extraordinary steps to combat the effects of the economic crisis, however the ultimate impact of these measures is unknown and cannot be predicted. In December of 2013, the U.S. Federal Reserve announced it would begin tapering its quantitative easing program, however, there continues to be uncertainty concerning potential future changes to the federal funds rate following a period of near zero interest rates over the previous five years. On August 5, 2011, Standard & Poor's Rating Services downgraded the long-term sovereign credit rating of the United States of America to AA+ from AAA, citing the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate. Any substantial change in general market conditions may result in sudden and significant valuation increases or declines in your Trust's holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. Interest rates in the United States are at or near historic lows, which may increase your Trust's exposure to risks associated with rising interest rates.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds or of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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   The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
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   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.


   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR
Life) of a Trust's portfolio:


ELTR Life (Years)        Sales Charge
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Less than 2                 1.50%
2 but less than 4           2.00
4 but less than 6           3.00
6 but less than 8           3.50
8 but less than 11          4.00
11 but less than 15         4.50
15 and over                 4.80


   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of "6 but less than 8" years would be 3.50% of the Public Offering Price per Unit (3.630% of the aggregate bid price of the bonds).

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.375% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

   The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of their Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of their Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than three business days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Unit Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the "SEC") may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Invesco unit trusts at a reduced sales charge. An exchange does not avoid a taxable disposition of your redeemed Units. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal and state income tax purposes.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
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   Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is noncancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

   The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
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   The Sponsor. Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of September 30, 2014, the total stockholders' equity of Invesco Capital Markets, Inc. was $97,937,995.22 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $789.6 billion as of September 30, 2014.

   Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee will generally reject (and must reject with respect to any Trust deposited on or before August 1, 2006) any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the requirements for qualification as a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee) or to maintain the tax status of a Trust. The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. However, legislation added in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   If you are an individual, the maximum marginal federal tax rate for net capital gain currently is generally 20%. State and local taxes may also apply. Dividends and net capital gains also are subject to a 3.8% Medicare contribution tax on net investment income for taxpayers at higher income levels.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and, in general, any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code of 1986, as amended (the "Code").

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Pursuant to the rules above and the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA is required: (i) with respect to distributions from your Trust and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies that do not invest in stock. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain under current law is generally 20%. State and local taxes may also apply.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could however assert that a loss could not be currently deducted.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Pursuant to the rules above and the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA is required: (i) with respect to distributions from your Portfolio and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

STATE TRUST RISK FACTORS AND TAX STATUS
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State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. As of September 2010, the State of California has begun to slowly emerge from the economic downturn, although it continues to experience significant financial stress and historically large budget gaps. Severe budgetary measures have been proposed in the Governor's Budget for the 2010-11 fiscal year and the May Revision to the Governor's Budget for the 2010-11 fiscal year, released on May 14, 2010, addresses the estimated budget gaps in fiscal year 2010-11 and subsequent fiscal years. While the consensus among economists is that the economic outlook for the State is turning positive, the economy and California's fiscal condition remain in a fragile state. Economists do not expect normal economic growth in the State until 2011 and emphasize that high employment and uncertain revenue estimates will result in a modest and prolonged economic recovery.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Florida Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Florida Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Florida tax consequences to residents of the State of Florida of owning Units of a Florida Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Florida taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Florida tax counsel ("Florida Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Florida tax consequences under then-existing Florida tax law to Unitholders subject to Florida tax.

   The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the "Puerto Rico Bonds", and together with the Florida Bonds, the "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

   Neither the Sponsor, nor its counsel, nor Florida Counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion of Florida Counsel issued at closing as described below that the Bonds constitute debt for federal income tax purposes.

   "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

   Florida Counsel rendered its opinion at closing that, under then-existing Florida law:

     (1) For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (2) Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

     (3) Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

     (4) Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Code.

     (5) Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

   Florida Counsel expressed no opinion with respect to taxation under any other provision of Florida law.

   The Florida intangible personal property tax was repealed effective January 1, 2007. Such repeal should have no impact on the opinion of Florida Counsel issued at closing, as such opinion concluded in item (5) above that neither the Bonds nor the Units will be subject to the Florida intangible personal property tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Florida tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Georgia Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Georgia Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Georgia tax consequences to residents of the State of Georgia of owning Units of the Georgia IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Georgia taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Georgia tax counsel ("Georgia Counsel") to the Trust rendered an opinion substantially in the form below addressing certain Georgia tax consequences under then-existing Georgia income tax law to Unitholders subject to Georgia income tax.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds", and together with the Georgia Bonds, the "Bonds").

   Neither the Sponsor, nor its counsel, nor Georgia Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Georgia Unitholder, would be exempt from the Georgia income tax. Georgia Counsel assumed for purposes of its opinion delivered at closing that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, Georgia Counsel assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia income tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor, nor its counsel, nor Georgia counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

   Georgia Counsel rendered its opinion to the Trust at closing that under then-existing Georgia law:

     (1) For Georgia income tax purposes, the Trust is not an association taxable as a corporation, and the income of the Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Trust and received by the Unitholders.

     (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

     (3) Amounts paid under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

   Georgia Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Georgia Counsel expressed no opinion with respect to taxation under any other provisions of Georgia law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Georgia tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Michigan Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Michigan Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Michigan tax consequences to residents of the State of Michigan of owning Units of the Michigan IM-IT Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Michigan taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special Michigan tax counsel ("Michigan Counsel") to the Trust rendered an opinion addressing certain Michigan tax consequences under then-existing Michigan income tax law to Unitholders subject to Michigan income tax. In such opinion of Michigan Counsel at closing, the Trust and the owners of Units will be treated for purposes of the Michigan income tax laws in substantially the same manner as they are for purposes of the federal income tax laws.

   For federal income tax purposes and, thus, for purposes of the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

   For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Units to the extent the transaction constitutes a taxable event for federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for federal income tax purposes.

   The Michigan Intangibles Tax was repealed effective January 1, 1998.

   The Michigan Single Business Tax was repealed for tax years beginning after December 31, 2007.

   For tax years beginning after December 31, 2007, the Michigan Business Tax ("MBT") applies to all business activity of taxpayers subject to the MBT. The MBT is composed of two taxes: a business income tax on every taxpayer with business activity in Michigan and a modified gross receipts tax on every taxpayer with nexus to Michigan. The MBT generally excludes exempt interest from obligations issued by Michigan and its political subdivisions. However, Unitholders subject to the MBT should consult their tax advisors to determine whether, based on such Unitholder's business activity in Michigan or other relevant factors under the MBT, such Unitholder would be subject to the MBT with respect to distributions from the Trust attributable to interest on the obligations held by the Trust or to dispositions of Trust assets, or to the redemption or other disposition of Units in the Trust, as well as the applicability of other Michigan state or local tax laws.

   Michigan Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Michigan Counsel expressed no opinion with respect to taxation under any other provisions of Michigan law, including the MBT.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Michigan tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Ohio Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--Ohio Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   The following discussion of Ohio tax consequences assumes that each Ohio IM-IT ("Ohio Trust") organized as a grantor trust continues to qualify as a grantor trust under Section 676(a) of the Code that each Ohio Trust organized as a regulated investment company continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of each Ohio Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions.

     (1) The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2)  Distributions with respect to Units of the Ohio Trust
          ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Ohio Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Ohio Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Ohio Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Ohio Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Ohio Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Ohio Trust are not subject to the Ohio commercial activity tax. Distributions from the Ohio Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Ohio Counsel did not examine any of the bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and Ohio Counsel expressed no opinion with respect to taxation under any other provisions of Ohio law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Colorado Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Colorado Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Colorado tax consequences to residents of the State of Colorado of owning Units of a Colorado Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Colorado taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Colorado Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State or a political subdivision thereof, or by the Commonwealth of Puerto Rico as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation, and (v) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of Colorado.

   Under existing Colorado law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Colorado personal income tax (the "Personal Income Tax") and the Colorado corporate income tax (the "Corporate Income Tax"), both of which are imposed under the Colorado Revised Statutes; however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Personal Income Tax and the Corporate Income Tax.

     (3) Each Unitholder will be subject to tax for purposes of the Personal Income Tax and the Corporate Income Tax on the gain recognized on the sale or redemption of a Share.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax or the Corporate Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Colorado tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

   Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   Massachusetts Tax Status. Your Trust intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Massachusetts Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate Unitholders of your Massachusetts Trust. This summary does not address the taxation of other Unitholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of your Massachusetts Trust.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "Massachusetts Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the Massachusetts Bonds, the "Bonds").

   Assuming the Trust continues to qualify as a regulated investment company under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"):

   (1) The Trust is not taxable as a corporation or otherwise for purposes of the Massachusetts personal income tax or the Massachusetts corporate excise tax.

   (2) Distributions attributable to interest on obligations of the United States and its territories or possessions, including the Commonwealth of Puerto Rico, that are exempt from state income taxation, are exempt from the Massachusetts personal income tax if they are so identified in a written notice mailed to the Unitholders of the Trust not later than 60 days after the close of the Trust's tax year. Such distributions are included in the net income measure of the Massachusetts corporate excise tax.

   (3) Distributions which are exempt interest dividends under Section of the Code are exempt from the Massachusetts personal income tax, but only to the extent of the portion of such exempt interest dividends directly attributable to interest from obligations held by the Trust and issued by the Commonwealth of Massachusetts, any political subdivision thereof, or any agency or instrumentality of either of the foregoing, that is exempt from taxation under any provision of law, provided that such portion is identified in a written notice mailed to the Unitholders of the Trust not later than 60 days after the close of its tax year. Such distributions are included in the net income measure of the Massachusetts corporate excise tax.

   (4) Distributions which are capital gain dividends under Section 852 of the Code are exempt from the Massachusetts personal income tax, but only to the extent of the portion of such capital gain dividends attributable to gain from obligations held by the Trust and issued by the Commonwealth of Massachusetts, any political subdivision thereof, or any agency or instrumentality of either of the foregoing, that is exempt from taxation under any provision of law, provided that such portion is identified in a written notice mailed to the Unitholders of the Trust not later than 60 days after the close of its tax year. Such distributions are included in the net income measure of the Massachusetts corporate excise tax.

   Prospective purchasers of Units in the Trust should consult their own tax advisors regarding any pending or proposed state law tax legislation.

   Neither the Sponsor nor its counsel have independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of Units in the Trust may result in other Massachusetts tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Severe weather conditions, as well as natural disasters, may have a significant impact on the State's economy.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New Jersey Tax Status. Your Trust intends to elect and qualify as a "regulated investment company" under the Federal tax laws. For a discussion of the Federal tax status of income earned on Units, see "Federal Tax Status--Regulated Investment Companies" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of owning Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--New Jersey Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate Unitholders of a New Jersey Trust. This summary does not address the taxation of other Unitholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of a New Jersey Trust.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State or political subdivisions thereof (the "New Jersey Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and together with the New Jersey Bonds, the "Bonds").

   The following is based on the assumptions that it will qualify under Subchapter M of the Code as a regulated investment company and satisfy the requirements of section 852(a) of the Code, will qualify under New Jersey law as a qualified investment fund, will satisfy the conditions which will cause the New Jersey IM-IT's distributions to qualify as exempt interest and dividend distributions to Unitholders, and will distribute all interest and dividends it receives to the New Jersey IM-IT's Unitholders.

   The New Jersey IM-IT will be subject to the New Jersey corporation business tax only if it has sufficient nexus with New Jersey. If it is subject to the tax, the New Jersey IM-IT does not expect to pay a material amount of tax.

   With respect to non-corporate Unitholders of the New Jersey IM-IT, distributions by the New Jersey IM-IT that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions to non-corporate Unitholders of the New Jersey IM-IT will be subject to the New Jersey gross income tax. Gain on the sale, exchange, or other disposition of Units of the New Jersey IM-IT will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains.

   With respect to corporate Unitholders of the New Jersey IM-IT, all distributions from the New Jersey IM-IT, regardless of source, will be subject to the New Jersey corporation business tax. Gain on the sale, exchange, or other disposition of Units of the New Jersey IM-IT will be subject to the New Jersey corporation business tax.

   Units of the New Jersey IM-IT may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

   Unitholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

   New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. Historically, the State has been one of the wealthiest states in the nation, however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. The crisis in the world financial markets that unfolded in 2008 continues to have a disproportionate effect on the State's economy, as Wall Street historically generates approximately one-fifth of the State's revenues each year. The State's tax revenue collections have declined substantially over the past year, and have been accompanied by lowered projections for current and future fiscal years. General Fund receipts for the current fiscal year, through July 2009, were reported to be $4.8 billion lower than during the same period last year, and projections for total General Fund receipts for Fiscal Year 2009-10 have been lowered by approximately $2 billion from previous estimates.

   The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. In particular, extended periods of uncertainty in the financial and capital markets may have a disproportional, adverse effect on the economic health of the City of New York and the State, relative to the nation. The turmoil on Wall Street has had a major adverse impact on New York City's economy, as the securities industry historically represents approximately five percent of jobs in the City, as well as about twenty percent of all wages in the City. The New York City Comptroller's Office currently estimates that the number of unemployed New York City residents will reach 400,000 by 2010, as compared to approximately 170,000 unemployed in early 2008. Many of these job losses are directly and indirectly related to the disruptions occurring in the financial sector in New York City. The Comptroller's Office also projects that personal tax collections in Fiscal Year 2010 will decrease by over 30% from levels in 2008. Major shortfalls such as this will contribute to the ongoing financial difficulties that New York City will continue to face in the foreseeable future.

   The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   New York Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--New York Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning Units of a New York Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds", and together with the New York Bonds, the "Bonds").

   The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation, and
(iv) the Trust will be eligible to distribute exempt-interest dividends. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

   Under existing New York law:

     (1) Exempt-interest dividends distributed by the Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax").

     (2) Distributions from the Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

     (3) Distributions, including exempt-interest dividends, distributed by the Trust will generally be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 of the Administrative Code of the City of New York (the "City Corporate Tax").

     (4) Each Unitholder generally will be subject to tax for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax on the gain recognized on the sale or redemption of a Unit.

   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the State Personal Income Tax, the City Personal Income Tax, the State Corporate Tax and the City Corporate Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other New York State or New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

   Ohio Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above. The discussion below reflects the state-specific tax opinion of outside counsel provided for an initial deposit of a trust series, which may not fully reflect the current state-specific tax consequences of owning Trust Units. The Sponsor's counsel does not provide an opinion with respect to the state-specific tax consequences of purchasing Trust Units.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--Ohio Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the Ohio tax consequences to residents of the State of Ohio of owning Units of the Ohio IM-IT (the "Trust"), which is treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The Ohio taxing authorities could disagree with any conclusions set forth in this section.

   In the opinion of Squire, Sanders & Dempsey L.L.P., special counsel to the Trust for Ohio tax matters ("Ohio Counsel") assuming the Trust continues to qualify as a regulated investment company under Section 851 of the Code, and that at all times at least fifty percent (50%) of the total assets of the Trust will consist of interest-bearing obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions, then under existing law:

     (1) The Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, municipal, joint economic development district or school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

     (2) Distributions with respect to Units of the Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, municipal, joint economic development district and school district income taxes in Ohio, and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

     (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (4) Distributions properly attributable to interest on Territorial Obligations held by the Trust (the interest on which is exempt from state income taxes under the laws of the United States) are exempt from the Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and provided such interest is excluded from gross income for federal income tax purposes, such Distributions are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

     (5) Distributions properly attributable to proceeds of insurance paid to the Trust representing maturing or matured interest on defaulted obligations held by the Trust that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and municipal, joint economic development district and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     (6) Distributions of profit made on the sale, exchange or other disposition by the Trust of Ohio Obligations, including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax and municipal, joint economic development district and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

     (7) Receipts by the Trust of interest, proceeds paid under insurance policies that represent maturing or matured interest on defaulted obligations held by the Trust, and any amount from the sale, exchange or other disposition of capital assets held by the Trust are not subject to the Ohio commercial activity tax. Distributions from the Trust to the Unitholders are not subject to the Ohio commercial activity tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other Ohio tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
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   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-2590, 811-2870 and 811-2962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


OTHER MATTERS
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   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul Hastings LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



Contents of Prospectus Part II
  The Trusts                                     2
  Estimated Current and Long-Term Returns        6
  Public Offering                                6
  Rights of Unitholders                          8
  Insurance on the Bonds in the Insured Trusts  10
  Fund Administration                           11
  Federal Tax Status                            13
  State Trust Risk Factors and Tax Status       17
  Expenses                                      30
  Additional Information                        30
  Other Matters                                 31

Daily Prices
  o Call our 24-Hour Pricing Line
      (800) 953-6785
  o Visit our Unit Trusts Daily Prices Page http://www.invesco.com/UIT

Account Questions
  o Contact the Trustee
      (800) 856-8487

Learning More About Unit Trusts
  o Contact Invesco
      (630) 684-6000
  o Visit our Unit Trusts Internet Page
      http://www.invesco.com/UIT

Additional Information
  You may obtain an Information Supplement that provides more details about your trust and its policies.
  o Visit the SEC Internet Site
      http://www.sec.gov
  o Contact the Trustee
      (800) 856-8487


                                                                    U-SECPRO1114


                               Prospectus Part II
                                 November 2014


                        Insured Municipals Income Trust



                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

                     Invesco Unit Trusts, Municipal Series






INVESCO


                             Information Supplement

                         Insured Municipals Income Trust
                      Investors' Quality Tax-Exempt Trust
                 Van Kampen Focus Portfolios, Municipal Series
                    Van Kampen Unit Trusts, Municipal Series
                     Invesco Unit Trusts, Municipal Series

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   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                               Table of Contents
                                                             Page
              Municipal Bond Risk Factors                      2
              Insurance on the Bonds                           6
              Portfolio Administration                        18
              Sponsor Information                             19
              Trustee Information                             19
              Termination of the Trust Agreement              20
              Description of Ratings                          21
              State Trust Risk Factors                        22



INVESCO




                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Housing Bonds. Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issuers and the ability of mortgage insurers to pay claims. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Public Utility and Wholesale Electric Bonds. Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Water and Sewer Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Lease Obligation Bonds. Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefore. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Waste Disposal Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in certain Trusts, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers, if any, and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized and domiciled in the State of Maryland. Since December 2007, ACA Financial Guaranty has not issued any new financial guaranty insurance policies and is currently operating as a runoff insurance company.

   On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan for ACA Financial Guaranty. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former collateralized debt obligation ("CDO") counterparties and certain other counterparties with approximately a 95% economic interest in ACA Financial Guaranty. ACA Financial Guaranty continues to operate as a runoff insurance company and focus on actively monitoring its remaining insured municipal obligations.

   As of September 30, 2012, ACA Financial Guaranty had total admitted assets of $436.3 million and total liabilities of $328.7 million, resulting in a surplus as regards policyholders of $107.6 million.

   On December 15, 2008, S&P raised the financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC, with a developing outlook. The upgrade reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding CDO and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. At the same time, S&P also withdrew the ratings at ACA Financial Guaranty's request.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac's activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008 downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. On November 5, 2008, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Aa3 to Baa1, with a developing outlook, as a result of greater than expected mortgage-related losses in the third quarter. On November 19, 2008, S&P lowered its insurance financial strength rating of Ambac Assurance to A from AA, with a negative outlook. The November 19, 2008 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance's exposures in the U.S. residential mortgage sector and particularly the related collateralized debt obligation structures have been a source of significant and comparatively greater-than-competitor losses and will continue to expose the company to the potential for further adverse loss development. On April 13, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Baa1 to Ba3, with a developing outlook, reflecting Ambac Assurance's weakened business position and very constrained financial flexibility, as well as its weakened risk adjusted capitalization, as Moody's loss estimates on residential mortgage-backed securities ("RMBS") have increased significantly. In Moody's view, these higher loss estimates increase the estimated capital required to support Ambac Assurance's sizable direct RMBS portfolio (including securities owned as well as securities guaranteed) and also the insurer's large portfolio of ABS CDO risks. On June 24, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to BBB from A with negative implications. The June 24, 2009 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance is effectively in runoff and the likelihood of the company continuing as an operating entity capable of writing new business has decreased significantly. On July 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to CC from BBB, with a developing outlook. The July 28, 2009 rating action on Ambac Assurance reflects S&P's view of the significant deterioration in the Ambac Assurance's insured portfolio of nonprime RMBS and related CDOs, which has required the company to strengthen reserves to account for higher projected claims. In S&P's view, the additional reserves will have a significant negative effect on operating results, which will likely cause surplus to decline to below regulator required minimums. On July 29, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Ba3 to Caa2, with a developing outlook, reflecting Moody's belief that, as a result of Ambac Assurance's recently announced large loss reserve increase and credit impairment charge estimated for the second quarter of 2009 which would reduce Ambac Assurance's regulatory capital to levels below the required minimum threshold, there will be increased pressure on Ambac Assurance's counterparties to commute outstanding exposures on terms that could imply a distressed exchange. On March 25, 2010, S&P revised the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). S&P's March 25, 2010 rating action resulted following a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac Assurance to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, RMBS, and other structured finance transactions. On March 26, 2010, Moody's placed the Caa2 insurance financial strength rating of Ambac Assurance on review for possible upgrade. On November 23, 2010, Moody's affirmed Ambac's Caa2 insurance financial strength rating, with a developing outlook. On November 30, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of Ambac at the company's request. The November 30, 2010 rating action followed a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, residential mortgage-backed securities, and other structured finance transactions. On April 7, 2011, Moody's withdrew the insurance financial strength rating of Ambac Assurance.

   There have been a number of developments with respect to ratings actions by the rating agencies. As a result of these rating agency actions, as well as investor concern with respect to these actions, Ambac Assurance and its operating subsidiaries have been able to originate only a de minimis amount of new financial guarantee business since November 2007, and no new business in 2009. As a result, Ambac is no longer competing for new business.

   On March 25, 2010, Ambac announced that, at the direction of the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"), Ambac Assurance had established a segregated account for certain of its liabilities, primarily policies related to credit derivatives, RMBS and other structured finance transactions. This action derives from the OCI's view that immediate action is necessary to address Ambac Assurance's financial position. In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities. On June 7, 2010 Ambac announced that it had commuted all of its remaining CDOs of ABS and that certain other non-CDO of ABS exposures would be commuted within the next twelve months.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Ambac will continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

   Ambac Assurance's statutory policyholder surplus and qualified statutory capital were $100.0 million and $628.3 million at September 30, 2012, respectively as compared to $495.3 million and $684.6 million as of December 31, 2011, respectively. As of September 30, 2012, total stockholders' deficit was $3.49 billion; at December 31, 2011, total stockholders' deficit was $3.15 billion. This increased deficit was primarily caused by the net loss for the nine months ended September 30, 2012, partially offset by unrealized gains on investment securities during the period.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On June 24, 2010, S&P published a Full Analysis in which it affirmed its "AAA" financial strength ratings of Assured Guaranty and Assured Municipal, reflecting S&P's view of the companies' dominant market position in the bond insurance industry and their strong combined capital position. On October 25, 2010, S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA+ from AAA, with a stable outlook. The downgrades reflect S&P's view of a struggling financial guarantee market, each company's weak statutory operating performance, and also the quality of each company's capital within S&P's capital adequacy analysis. On November 30, 2011 S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA- from AA+, with a stable outlook. The November 30, 2011 downgrades reflect S&P's view that Assured Guaranty and Assured Municipal do not maintain enough capital to mitigate the largest obligor concentrations for a higher rating.

   On November 21, 2008, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aaa to Aa2, primarily reflecting Moody's updated view on Assured Guaranty's exposure to weakness inherent in the financial guaranty business model. Also on November 21, 2008, Moody's downgraded the insurance financial strength rating of FSA from Aaa to Aa3, reflecting Moody's view of FSA's diminished business and financial profile resulting from its exposure to losses on U.S. mortgage risks and disruption in the financial guaranty business more broadly. On November 12, 2009, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aa2 to Aa3, with a negative outlook. Moody's November 12, 2009 downgrade results from Moody's review of the performance of Assured's RMBS exposures. Moody's said that adverse trends in RMBS loss estimates have had varying effects on Assured's main insurance subsidiaries. On March 5, 2010, Moody's confirmed the insurance financial strength ratings of both Assured Guaranty and Assured Municipal at Aa3, with a negative outlook. On January 17, 2013, Moody's downgraded the insurance financial strength ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody's reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal.

   Assured's third quarter 2012 net income declined to $142 million from $761 million in third quarter 2011 due primarily to the effects of changes in credit spreads on the fair value of credit derivatives, offset in part by a decline in loss expense, which was significantly higher in the prior year due mainly to the effects of declining discount rates in the third quarter of 2011. Non-GAAP operating income in third quarter 2012 was $166 million, an increase from operating income in third quarter 2011, due primarily to higher net earned premiums due to refundings, accelerations and terminations, lower loss expense, and a lower effective tax rate on operating income. As of September 30, 2012, Assured Guaranty had total assets of $5.28 billion and total liabilities of $4.13 billion, resulting in total shareholder equity of $1.15 billion. As of September 30, 2012, Assured Municipal had total assets of $10.74 billion and total liabilities of $7.64 billion, resulting in total shareholder equity of $3.10 billion.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007 and is licensed to write financial guarantee insurance in 49 states.

   On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook. On April 8, 2009, Moody's downgraded the insurance financial strength rating of BHAC from Aaa to Aa1, with a stable outlook. This downgrade reflects Moody's view concerning "the impact on Berkshire's key businesses of the severe decline in equity markets over the past year as well as the protracted economic recession." Moody's noted that Berkshire is also exposed to heightened volatility in its earnings and capital base related to market value fluctuations within its large portfolio of equity derivatives. On February 4, 2010, S&P lowered the financial strength rating of BHAC from AAA to AA+, with a stable outlook. The February 4, 2010 rating action was taken in anticipation of Berkshire's acquisition of Northern Santa Fe Corporation reflecting S&P's expectation that a significant part of the internal cash for the acquisition will come from Berkshire's core insurance operations and that Berkshire's overall capital adequacy has weakened to levels no longer consistent with a AAA rating and is not expected to return to extremely strong levels in the near term.

   As of September 30, 2012, Berkshire had total assets of $424.1 billion and total liabilities of $235.0 billion, resulting in total shareholder equity of $189.1 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Build America Mutual Assurance Company ("BAM"). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

   On July 23, 2012, S&P assigned an initial rating of AA to BAM's financial strength and counterparty credit ratings, with a stable outlook. These ratings based upon S&P's view that BAM holds a very strong competitive position with low industry risk, along with extremely strong capital adequacy and strong operating performance.

   As of September 30, 2012 BAM had total net admitted assets of $518.9 million and total liabilities of $27.9 million, resulting in a surplus as regards policyholders of $491.0 million.

   The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies ("CIFG Group"), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the "CIFG Merger").

   On March 6, 2008, Moody's downgraded the insurance financial strength ratings of CIFG from Aaa to A1, with a stable outlook. This rating action reflected Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the U.S. residential mortgage market. Moody's believed that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. On May 20, 2008, Moody's downgraded the insurance financial strength ratings of CIFG to Ba2 from A1, with direction uncertain, reflecting the high likelihood that, absent material developments, the company would fail minimum regulatory capital requirements in New York and Bermuda due to expected significant increases in modeled loss reserves on ABS CDOs. In Moody's view, the breach of such regulatory capital requirements would put the company in a precarious position, especially in light of the solvency provisions embedded in its CDS exposures. On October 28, 2008, Moody's downgraded the insurance financial strength rating of CIFG from Ba2 to B3, with direction uncertain, reflecting Moody's expectation of substantially higher mortgage-related losses arising from CIFG's insured portfolio, as well as the possibility that certain troubled exposures could be commuted. On January 22, 2009, Moody's upgraded the insurance financial strength rating of CIFG from B3 to Ba3, with a developing outlook, reflecting the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS CDO risks. Also on January 22, 2009, S&P raised the insurance financial strength rating of CIFG to BB from B, with a developing outlook. S&P's January 22, 2009 upgrade results from the completion of CIFG's restructuring plan involving key policyholders, creditors, and equity owners (counterparties) who had hedged their ABS CDO and commercial real estate CDO exposures with CIFG and which were significantly affected by defaults and downgrades of the underlying collateral. On June 15, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of CIFG to CC from BB, with a negative outlook, reflecting S&P's view of the significant deterioration in the company's insured portfolio of nonprime RMBS which has necessitated that CIFG strengthen reserves to account for the higher projected claims. On August 20, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Ba3to Caa2, resulting from significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring. On November 11, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Caa2 to Ca. Also on November 11, 2009, Moody's announced that it will withdraw the insurance financial strength rating of CIFG. The November 11, 2009 rating actions reflect Moody's view that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and Moody's believes that CIFG may no longer have sufficient financial resources to pay all insurance claims. On February 16, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of CIFG.

   As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG's statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company was engaged in the business of providing financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. In January 2008, FGIC voluntarily ceased writing financial guaranty policies concerning new or additional risks.

   The deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007 and continued through the fourth quarter of 2009, has adversely affected the company's business, results of operations and financial condition. Specifically, the company incurred significant losses related to its exposure to certain ABS CDOs, which are backed primarily by subprime RMBS, and to certain RMBS, primarily backed by first-lien or second-lien mortgages. These losses have resulted in a substantial reduction of FGIC's statutory policyholders' surplus over time. On November 24, 2009, the New York State Insurance Department, the predecessor to the New York State Department of Financial Services, issued an order pursuant to
Section 1310 of the New York Insurance Law requiring FGIC to, among other things, suspend paying any and all claims. FGIC was subsequently unable to eliminate the impairment of its policyholders' surplus through an out-of-court Surplus Restoration Plan. On June 11, 2012, Benjamin M. Lawsky, Superintendent of Financial Services of the State of New York (the "Superintendent") filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator ("Rehabilitator") of FGIC, (ii) directing the Rehabilitator to take possession of the property and assets of FGIC and to conduct the business thereof, and
(iii) directing the Rehabilitator to take steps towards the removal of the causes and conditions which have made FGIC's rehabilitation proceeding (the "Rehabilitation Proceeding") necessary. FGIC consented to the commencement of the Rehabilitation Proceeding.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch Ratings, Inc. ("Fitch"). Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB with Rating Watch Negative; Moody's had downgraded FGIC from A3 to Baa3; and S&P had downgraded FGIC from A to BB. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On November 24, 2008, S&P lowered its insurance financial strength rating of FGIC to CCC from BB, with a negative outlook. S&P's November 24, 2008 downgrade results from FGIC's exposure to nonprime and second-lien mortgages and related CDO of ABS. On December 19, 2008, Moody's downgraded the insurance financial strength rating of FGIC from B1 to Caa1, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio and the constrained liquidity and financial flexibility of the holding company. On March 24, 2009, Moody's downgraded the insurance financial strength rating of FGIC from Caa1 to Caa3, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio, insufficient claims paying resources to cover Moody's estimate of expected loss, and the constrained liquidity and financial flexibility of FGIC's holding company. Also on March 24, 2009, Moody's withdrew the insurance financial strength rating of FGIC. On April 22, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of FGIC to CC from CCC, with a negative outlook. Also on April 22, 2009, S&P withdrew the ratings on FGIC and the counterparty credit rating on the holding company, FGIC Corporation, because of S&P's expectation that timely and comprehensive financial information will no longer be available.

   As of September 30, 2012, FGIC had net admitted assets of approximately $2.1 billion and total liabilities of approximately $5.8 billion.

   On August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation's subsidiaries or affiliates, including FGIC, are part of the Chapter 11 filing.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Municipal Assurance Corporation ("MAC"). MAC is a New York domiciled corporation providing municipal bond insurance for municipal and infrastructure bonds. MAC currently guarantees only public finance transactions. MAC is an Assured Guaranty company owned jointly by its affiliates Assured Guaranty Municipal Corp. and Assured Guaranty Corp. MAC is part of the Assured Guaranty Group.

   On July 17, 2013, S&P assigned MAC a long-term financial strength and counterparty credit rating of AA- to MAC with a stable outlook. On March 18, 2014, S&P raised its financial strength and enhancement rating on MAC from AA-to AA. The rating action reflects S&P's view that MAC's competitive position remains strong relative to its peers' in the bond industry. S&P continues to view MAC as having a stable outlook.

   As of June 30, 2014, MAC had a total net admitted assets of $1,519,869,768 and total liabilities of $999,277,625 resulting in a surplus as regards policyholders of $520,592,143.

   The information relating to MAC contained above is based upon publicly available information or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through though its wholly-owned subsidiaries MBIA Insurance Corporation ("MBIA Corp."), which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

   On February 18, 2009, MBIA, Inc., the parent company of MBIA Corp., announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   On June 5, 2008, S&P downgraded MBIA Corp.'s insurance financial strength rating to AA from AAA. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA Corp. and its insurance affiliates from Aaa to A2. Moody's June 19, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. On November 7, 2008, Moody's downgraded the insurance financial strength rating of MBIA Corp. and its insurance affiliates from A2 to Baa1, with a developing outlook. Moody's November 7, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s diminished business and financial profile resulting from its exposure to losses from U.S. mortgage risks and disruption in the financial guaranty business more broadly. On February 18, 2009, Moody's downgraded the insurance financial strength rating of MBIA Corp. from Baa1 to B3, with a developing outlook, reflecting MBIA Corp.'s substantial reduction in claims-paying resources relative to the remaining higher-risk exposures in its insured portfolio, given the removal of capital, and the transfer of unearned premium reserves associated with the ceding of its municipal portfolio to MBIA Illinois, as well as the continued deterioration of MBIA Corp.'s insured portfolio of largely structured credits, with stress reaching sectors beyond residential mortgage-related securities. Also on February 18, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB+ from AA, with a negative outlook. The February 18, 2009 rating action on MBIA Corp. reflects S&P's view that MBIA Corp.'s retained insured portfolio lacks sufficient sector diversity and with time could become more concentrated, and that MBIA Corp.'s 2005-2007 vintage direct RMBS, CDO of ABS, and other structured exposures are subject to continued adverse loss development that could erode capital adequacy. At the same time, S&P lowered the counterparty credit and financial strength ratings of MBIA Illinois to AA- from AA, reflecting MBIA Illinois's uncertain business prospects and capital. On June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB from BBB+, with a negative outlook, resulting from MBIA Corp.'s increased loss assumptions on its 2005-2007 vintage direct RMBS and CDO of ABS and a change in the assumed tax benefit of tax-loss carryforwards. Also on June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from AA-, with a negative outlook, reflecting S&P's view of National Guarantee's uncertain business and capital-raising prospects. On September 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BB+ from BBB, with a negative outlook, reflecting S&P's view that macroeconomic conditions continue to contribute to losses on the group's structured finance products. On December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to B from BB+, with a negative outlook, reflecting increased stress case loss projections. Also on December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to BBB from A, with a developing outlook. On December 19, 2011 Moody's downgraded the insurance financial strength rating of National Guarantee from Baa1 to Baa2, with a negative outlook, based upon weakening of the overall MBIA group's market standing as losses grow at National Guarantee's affiliated companies and the risk that resources at National Guarantee could be drawn away to support losses elsewhere within the group. On May 10, 2013 S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. The May 10, 2013 rating action reflects S&P's view that MBIA Corp. no longer acts as an anchor on the National Guarantee rating following the settlement with Societe Generale that ends litigation challenging National Guarantee's split from MBIA Corp. in 2009. On May 21, 2013 Moody's upgraded the insurance financial strength rating of MBIA Corp. to B3 from Caa2, with a positive outlook, citing MBIA Corp.'s improved capital and liquidity profile following settlements of putback receivables and insured claims with major counterparties. Also on May 21, 2013 Moody's upgraded the insurance financial strength rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013 rating action reflects National Guarantee's improved credit profile following the repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring.

   As of September 30, 2012, National Guarantee had total net admitted assets of $5.9 billion and total liabilities of $4.1 billion, resulting in a surplus as regard policyholders of $1.8 billion.

   As of September 30, 2012, MBIA, Inc. and its subsidiaries had total assets of $22.1 billion and total liabilities of $19.6 billion. MBIA, Inc.'s total shareholders' equity as of September 30, 2012 was $2.6 billion, increasing from $1.7 billion as of December 31, 2011.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. ("Radian Group"), headquartered in Philadelphia, provides private mortgage insurance and related risk mitigation products and services to mortgage lenders nationwide through its principal operating subsidiary, Radian Guaranty Inc. ("Radian Guaranty"). Radian, a wholly-owned subsidiary of Radian Guaranty, is domiciled and licensed in New York as a financial guaranty insurer. In the third quarter of 2008, Radian discontinued writing any new financial guaranty business, including accepting reinsurance.

   On March 12, 2009, Moody's downgraded the insurance financial strength rating of Radian, as well as the ratings of its operational affiliates, from A3 to Ba1, with a stable outlook, reflecting the substantial deterioration in the credit profile of Radian Guaranty, coupled with increased loss estimates on Radian's pooled corporate exposures. On November 24, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB from BBB- and left the ratings on CreditWatch with negative implications, reflecting S&P's view that adverse loss development in Radian's insured portfolio has resulted in higher capital charges and could result in further losses. On December 22, 2009, S&P lowered the financial strength, financial enhancement, and corporate credit ratings of Radian to BB- from BB, with a negative outlook.

   As of September 30, 2012, Radian Group had total assets of $6.45 billion and total liabilities of $5.43 billion. As of September 30, 2012, Radian had a statutory policyholders' surplus of $1.02 billion and a contingency reserve of $290.9 million.

   The information relating to Radian and its affiliates contained above has been furnished by Radian or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. ("Syncora Holdings"), is a New York domiciled financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

   In February 2008, Moody's downgraded the insurance financial strength ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its insurance financial strength rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department ("NYID"), the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P's July 28, 2010 ratings actions resulted from S&P's belief that there is not sufficient information to judge Syncora Guarantee's claims paying ability.

   As of September 30, 2012, Syncora Guarantee had total assets of $1.17 billion and total liabilities of $639 million, resulting in a policyholders' surplus of $504.2 million.

   On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee's plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers, if any, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust, if any, is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had an S&P "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust may or may not have a higher yield than comparably uninsured bonds. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria described under "The Trusts--Objectives and Bond Selection".

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer, if any, has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Invesco Capital Markets, Inc. is the Sponsor of the Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of September 30, 2014, the total stockholders' equity of Invesco Capital Markets, Inc. was $97,937,995.22 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $789.6 billion as of September 30, 2014. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, a 10-20 Year Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            State Trust Risk Factors

   California Risk Factors

   Your California trust invests primarily in California municipal securities. Generally, the value of California municipal securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as "California" or the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of the accompanying Prospectus, derived primarily from official statements and legislative analyses relating to the State's budget and from official statements for securities offerings of the State.

   General Economic Conditions

   Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

   Between the first half of 2008 and second half of 2009, California, along with the United States, experienced the most severe economic downturn and financial pressure since the 1930s. Falling home prices, reduced credit availability, decreasing investment values and growing job losses, among other factors, weighed heavily on the California economy. Since January 2010, California, as well as the United States, has begun to slowly emerge from the economic downturn, although analysts have projected that the upturn in the current economic outlook will be modest and prolonged and forecast a sluggish recovery in 2010 and 2011 for both the State and national economies. The high number of unemployed in the State resulted in sharp declines in consumer spending and anticipated tax revenues during the downturn, and continues to place financial strain on hard-hit industries and government spending plans, hindering a more robust recovery of the California economy. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

   As of July 2010, California's unemployment was 12.3%, compared to 11.8% in July 2009 (5.4% in July 2007), and employment growth in the State fell by 0.5% during the same year-over-year period. Job losses and the rate of unemployment in the State have held steady since December 2009, and the State has experienced gains in the number of employed in the last three consecutive months. The slowdown in the State's job growth continues to affect all industry sectors.

   Geography. California's geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. In October 2007, a series of wildfire burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

   State Budgets

   Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by a two-thirds majority vote by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

   California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). Due to historic revenue shortfalls in 2008 and 2009, the Legislature and Governor had to adopt three major budget plans for fiscal year 2009-10 in less than 11 months to resolve a projected budget deficit of $60 billion. Preliminary projections for the 2010-11 fiscal year suggest that the State will continue to face multi-billion dollar budget gaps through at least fiscal year 2013-14, absent prompt corrective action, due to ongoing revenue shortfalls and the elimination or expiration of certain enacted budget solutions.

   Current Budget. California entered the 2010-11 fiscal year on July 1, 2010 without an enacted budget. As of September 1, 2010, the State Legislature had not obtained the two-thirds majority vote necessary to pass the budget. California has failed to enact a budget by the constitutional deadline in 25 of the last 30 fiscal years with the longest delay occurring in 2008, when a budget was not signed by the Governor until September 23. Absent a budget, the State Controller has indicated that the State will need to borrow from special fund reserves, defer certain payments owed to local governments and schools, and issue IOUs to conserve cash for payments mandated by the State Constitution and federal law.

   The Governor's Budget for the 2010-11 fiscal year ("2010 Governor's Budget"), released on January 8, 2010, projected General Fund revenues and transfers in fiscal year 2010-11 of $85.5 billion and proposed expenditures of $82.9 billion for the 2010-11 fiscal year. Absent its proposed budget solutions, the 2010 Governor's Budget projected a $19.9 billion deficit as of June 30, 2011, due primarily to a carryover deficit from fiscal year 2009-10, continued revenue shortfalls and failure to achieve certain enacted budget solutions. The 2010 Governor's Budget proposed to close the budget deficit through recoupment of funds from the U.S. Government for federally mandated programs, substantial expenditure reductions, elimination of certain State-funded programs and other alternative funding solutions which would require voter approval at the primary and general elections in June and November 2010. With the proposed budget's corrective actions, the Governor's Budget projects a $1 billion available reserve at the end of the 2010-11 fiscal year.

   The May Revision to the Governor's Budget for the 2010-11 fiscal year (the "May Revision"), released on May 14, 2010, projected revenues and transfers in fiscal year 2010-11 of $86.1 billion and proposed expenditures of $83.4 billion for the 2010-11 fiscal year. The May Revision also estimated a budget deficit of $19.1 billion as of June 30, 2011, absent any corrective actions. Assuming all the proposed budget solutions in the May Revision are implemented, the Governor projected a General Fund reserve of $1.2 billion as of the 2010-11 fiscal year-end.

   In its May 18, 2010 "Overview of the 2010-11 May Revision," the LAO concluded that the May Revision made a reasonable estimate of the State's current budget problem, but it expressed concern that, due to several billion-dollar assumptions underlying the Governor's proposals, the budgeted savings of the proposals may not be achieved absent prompt enactment of legislation.

   2009-10 Budget. The California State Budget for the 2009-10 fiscal year (the "2009 Budget Act"), enacted on February 20, 2009, projected General Fund revenues and transfers of $97.7 billion and authorized expenditures of $92.2 billion for the fiscal year ended June 30, 2010. The 2009 Budget Act assumed that the State would implement all of the Governor's proposed budget-balancing solutions, which were subsequently rejected by voters in the May 19 special election, creating a budget shortfall of $5.8 billion for the 2009-10 fiscal year.

   While the 2009 Budget Act was in operating balance at the time it was adopted, the sinking economy and the turmoil in the financial markets caused General Fund revenues to decline faster and farther than expected. In May and June 2009, the State Legislature adopted revisions to the 2009 Budget Act (the "Revised 2009 Budget") in response to a projected budget deficit of $21.3 billion for the 2009-10 fiscal year (due to the defeat of the Governor's proposals, sharp declines in revenue and a $6.2 billion deficit projected for the 2008-09 fiscal year). The Revised 2009 Budget projected General Fund revenues and transfers of $89.1 billion and authorized expenditures of $83.5 billion. A further amendment to the 2009 Budget Act (the "Amended 2009 Budget") was enacted on July 28, 2009 in response to an increased projected budget deficit of $26.3 billion (due to further deterioration of the State's fiscal condition since May 2009 and delay in enacting budget solutions). The Amended 2009 Budget projected General Fund revenues and transfers of $89.5 billion and authorized expenditures of $84.6 billion.

   On November 30, 2009, the Legislative Analyst's Office ("LAO"), a non-partisan fiscal and policy adviser, released its annual "California Fiscal Outlook" report (the "LAO Report"). The LAO Report concluded that the Amended 2009 Budget's projections regarding General Fund revenues and several major budget solutions were overly optimistic and forecast that the Legislature will need to address budget deficits of at least $20 billion in each of the 2010-11, 2011-12 and 2012-13 fiscal years. The LAO expressed concern that "the scale of the [projected] deficits is so vast that we know of no way that the Legislature, the Governor, and the voters can avoid making additional, very difficult choices about state priorities."

   The May Revision provided an update to the projections in the Amended 2009 Budget, projecting General Fund revenues and transfers in fiscal year 2009-10 of $86.5 billion and authorized expenditures of $86.5 billion. It also estimated a budget deficit of $6.8 billion as of June 30, 2010 assuming adoption of all of the Governor's proposals.

   Future Budgets. It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Significant Deterioration of State Finances. In 2009, the State Controller was forced to defer payment of $4.8 billion in general obligations for 30 days and issue nearly $2.6 billion in registered warrants (IOUs) in payment of non-mandated State obligations to prevent a severe cash deficit. The 2010 Governor's Budget and State Controller have both projected continuing cash pressure during the 2010-11 fiscal year. While legislation enacted in March 2010 during the special session of the Legislature permit the State to defer approximately $4.7 billion in education and local government payments to avoid future liquidity difficulties, a significant cash shortfall is projected in fiscal year 2010-11 which may require further issuance of IOUs absent a timely budget and further corrective actions.

   Deficit Solutions. In the Amended 2009 Budget, the State adopted $24.1 billion in budget solutions and adjusted the estimated General Fund reserve for the 2009-10 fiscal year to $500 million. Since the 2009 Budget Act, the State has enacted $51.9 billion in budget solutions ($31 billion in spending reductions, $12.5 billion in additional taxes and $8.4 billion in other measures) and secured $8 billion in federal stimulus money to supplement State programs. On July 28, 2010, the Governor declared a fiscal state of emergency and ordered 150,000 state workers to take furlough three days per month to preserve State funds.

   In its LAO Report, the LAO forecasts that California will need to address a General Fund deficit of approximately $23 billion by fiscal year 2012-13 (nearly $8 billion more than deficit projected by the Amended 2009 Budget) absent prompt legislative action. The LAO Report attributed its negative fiscal outlook to the State's obligation in fiscal year 2012-13 to repay borrowed funds to local governments pursuant to Proposition 1A. The LAO in its report also cautioned that, absent permanent, ongoing budget solutions and a sustainable financial framework, California may struggle with insolvency in future fiscal years. The LAO reaffirmed its projections in its Overview of the May Revision.

   Constraints on the Budget Process. Proposition 58, approved in March 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restrict future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

   If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the deteriorating economic conditions and the rapidly expanding budget deficit in fiscal year 2008-09, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems. In conjunction with the issuance of the 2010 Governor's Budget on January 8, 2010, the Governor declared another fiscal emergency and called a special session of the Legislature. During the special session, the Legislature adopted legislation intended to reduce the projected budget deficit by approximately $3.2 billion, a portion of which (intended to provide $2.1 billion in savings) the Governor vetoed. The remaining $1.1 billion in budget solutions adopted by the Legislature was signed by the Governor on March 22, 2010.

   Proposition 58 also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a special reserve (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each of the 2008-09 and 2009-10 fiscal years and the 2010 Governor's Budget assumes the suspension of the annual transfer for fiscal year 2010-11.

   Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

   State Indebtedness

   General Obligation Bonds and Revenue Bonds. As of August 1, 2010, the State had approximately $89.6 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $71.1 billion. As of August 1, 2010, general obligation bond authorizations of approximately $42.9 billion remained unissued.

   Ratings. As of September 2010, the State's general obligation bonds were rated A1 by Moody's, A- by S&P, and A- by Fitch Ratings. Though bonds issued by the State remain "investment grade" according to each ratings agency, California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. The current fiscal outlook of the State as a result of the economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk of greater price volatility. The ratings agencies continue to monitor the State's budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future.

   Infrastructure Planning. In January 2006, the Governor and Legislature launched the Strategic Growth Plan, a State program dedicated to rebuilding California's infrastructure. Despite the recession and budget problems, California has continued to invest in maintaining and improving the State's infrastructure through this program. In the November 2008 general election, California voters approved new general obligation bond measures authorizing $9.95 billion for a high-speed train service linking Southern California and the San Francisco Bay Area, $980 million for construction and renovation of children's hospitals and $900 million for mortgage loans to California veterans. The State government has also proposed placing additional measures on the ballot in the November 2010 general election for voters to consider, authorizing at least $11 billion of new general obligation bonds for various water management, drought relief and groundwater protection projects. The State has aggressively pursued and secured federal stimulus money under the American Recovery and Reinvestment Act of 2009 to fund other infrastructure projects.

   Local Government

   The primary units of local government in California are the counties, which vary significantly in size and population. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

   Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Senate Constitutional Amendment No. 4, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle licensing revenues. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

   Constitutional and Legislative Factors

   Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State's initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State's ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of your California Trust.

   Effect of Other State Laws on Bond Obligations

   Some of the California municipal securities in which your California Trust can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

   Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   On June 30, 2009, the California Court of Appeals, Third Appellate District, held in Shaw v. People ex rel. Chiang that the State in the 2007 Budget Act improperly appropriated $1.2 billion in sales and use taxes collected on vehicle fuel to make debt service payments on various transportation bonds and fund various transportation-related programs. The California Supreme Court denied the State's petition for review on September 30, 2009 and the matter was remanded to the trial court, which entered a judgment requiring the State to reimburse $1.1 billion for fiscal year 2007-08 from unencumbered funds from an appropriation reasonably related to public transit, of which there is none in the 2009-10 fiscal year.

   On December 1, 2008, a settlement agreement among the parties in Department of Finance v. Commission on State Mandates, et al. (Sacramento Superior Court) was reached in connection with a dispute over reimbursement claims relating to State-mandated behavioral intervention plans for special education students. The settlement agreement, subject to legislative approval, requires the State to pay plaintiffs $510 million in retroactive reimbursements over six years, starting in fiscal year 2011-12, and to permanently increase special education funding by $65 million annually, beginning in fiscal year 2009-10. The LAO has recommended that the State eliminate the annual funding costs by aligning California special education regulations with federal law. If the Legislature does not approve the settlement agreement, trial in this matter has been set for December 2010.

   On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. The adverse ruling to the Board if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

   On August 18, 2008, the U.S. District Court, District of California, Western Division, granted in part a preliminary injunction in Independent Living Center of Southern California v. Shewry ("Independent Living Center"), a Medi-Cal case by various Medi-Cal service providers to bar the State from implementing the 10% reduction in reimbursement rates adopted by the State in July 2008. The district court's injunctions were made effective as of August 18, 2008. On appeal, the Ninth Circuit Court of Appeals affirmed the district court's injunction and further found that the injunction should apply to services rendered on or after July 1, 2008. The Los Angeles Superior Court denied a similar motion for preliminary injunction by different plaintiffs in California Medical Association
v. Shewry, and the plaintiffs intend to appeal seeking the retrospective relief awarded by the Ninth Circuit Court in Independent Living Center. A final decision adverse to the State in these two cases could result in costs to the General Fund of $816 million.

   On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

   Colorado Risk Factors

   General. The Colorado legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting ("OSPB") develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   Economic Outlook. The Colorado economy enters 2010 with slowly improving economic conditions. Colorado continues to fare better relative to the rest of the country, but is not without its own unique challenges. Even though the State is seeing improving conditions in personal income, employment growth remains weak. The recession was late to hit Colorado and it is yet to be determined whether the State will lead or lag the national recovery.

   The employment situation at both the national and State level continues to be the largest economic concern as the nation begins its slow recovery out the recession. While the OSPB forecast projects consistent month-to-month job growth to return to Colorado for the second half of 2010, Colorado's nonagricultural employment is still anticipated to decrease at an annual rate of 1.3 percent in 2010.

   The unemployment rate in Colorado is forecast at 7.8 percent for 2010. That is up from 7.3 percent for 2009; however this 2010 projection is nearly two percentage points below the forecasted national rate. Slowly improving labor market conditions will keep the forecasted Colorado unemployment rate above 6 percent through 2013.

   Colorado personal income has shown improvements since the second quarter of 2009. After nine straight months of contraction, personal income began to grow in June 2009, and continued throughout the third quarter of 2009. Personal income consists of private and government wage and salary income, proprietors' income, government transfer receipts, and interest and dividend income earned on assets.

   Colorado personal income is forecast to increase by 3.5 percent in 2010. This is in line with stronger forecast growth at the national level. The wage and salary component of personal income, which comprises 55 percent of the total, is forecast to grow at 3.2 percent in 2010. Personal income is closely linked to employment growth in Colorado. As the employment situation improves and Colorado begins to experience consistent job growth, personal income should benefit.

   The U.S. consumer price index ("CPI") is a measure of the average change in prices over time. The index represents spending behavior for urban consumers and wage earners who represent roughly 87 percent of the total U.S. population. The index is a basket of "representative" goods and services such as food, housing, medical care, transportation and education among others. The percentage change in the CPI, period-to-period, is the inflation rate. The Denver-Boulder-Greeley CPI is measured by the Bureau of Labor Statistics at a bi-annual frequency. As is the case at the national level, inflation expectations in Colorado are quite moderate in the near term. 2009 realized an annual deflation rate of 0.7 percent in Colorado. Sluggish employment growth and weak personal consumption should hold inflation below historical averages in 2010. This OSPB forecast projects 1.5 percent annual inflation in Colorado during 2010, and rates of 2.1 percent in 2011 and 2.5 percent thereafter.

   Population and Migration. Population in Colorado is forecast to grow by 1.7 percent in 2010. The population growth rate has remained steady over the past five years and is forecast to remain near 1.7 percent through 2013. Population migration into Colorado was revised up to 48,400 for 2009. The 2010 forecast shows migration of 44,800, as Colorado has received much attention throughout the recession for being a job creation leader.

   Construction. Colorado nonresidential construction activity was hit hard by the recession. Colorado experienced back to back contractions in nonresidential construction of 12.5 percent and 22.4 percent during 2008 and 2009. Conditions are mixed for Colorado moving forward. Historically low interest rates bode well for new capital construction projects, but the difficulty in obtaining financing could be an overarching constraint. The continued impact of the American Recovery and Reinvestment Act ("ARRA") in Colorado may add to growth in the coming years through various statewide construction projects. Residential housing permits in Colorado ended down 50.5 percent in 2009. The OSPB forecast for 2010 is an increase of 37.2 percent in permits. This increase comes from a historically low base. The federal first-time homebuyer credit program has been extended through the first half of 2010 which is anticipated to help support the stronger growth forecasted in 2010.

   Retail Trade. The effects of the recession have had a negative effect on retail trade in the State. 2009 saw a decrease of 11.5 percent in retail trade activity. Weak labor market conditions, reductions in personal income, and an overall decrease in consumer confidence have played a large part in the precipitous drop. The forecast for 2010 has retail trade recovery at a slow pace of 3.6 percent. The modest increase is in large part due to the slow recovery in state-wide employment.

   Debt Management. The State is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the State or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the Taxpayer's Bill of Rights ("TABOR") amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the State has issued Certificates of Participation ("COPs") secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes ("TRANs"), the pledged revenue stream is future federal revenues and state highway users taxes. The State has other forms of borrowing that are small in relation to the revenue bonds and COPs.

   Risk Management. The State self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the State has purchased insurance. The State uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during the 2005-06 fiscal year. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the State's risk management fund.

   Risks to the Colorado Forecast. Although the national recession has yet to officially be declared over, most economists believe it ended sometime during the third quarter of 2009. Colorado entered the recession later than most states and it has yet to be determined whether it will lead or lag the national recovery. The high level of unemployment, both at the national and State level, continues to be the focus of a solid recovery. A continuation of slow job growth in 2010 will constrain other state economic variables such as personal consumption and construction activity and is considered the largest risk for a rapid return to robust economic growth in Colorado.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Ratings. As of May 2010, the State of Colorado was assigned an issuer credit rating of AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Colorado trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Colorado trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Colorado trust to pay interest on or principal of such bonds.

   Your Colorado trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

   Florida Risk Factors

   State Profile. Florida's government provides a full range of services including education, health and family services, transportation, law and corrections, natural resources, and environmental and other services. The financial reporting entity of Florida includes the primary government as well as component units for which the State is financially accountable. Florida law strictly prohibits overspending and requires budgetary control to be maintained at the individual appropriation account level. Florida's budget focuses on the needs of the State and its citizens, as well as desired results of programs and services. Chapter 216 of the Florida Statutes promulgates the process used to develop the budget for Florida. Florida's conservative fiscal policies include reserves that may be utilized to meet Florida's tax revenue shortfalls. The fund balance reserved for budget stabilization is intended to cover revenue shortfalls and emergencies as defined by law.

   Economic Outlook. Florida has been deeply affected by the national and global economic recessions. In a presentation dated December 22, 2009, the Florida Legislature's Office of Economic and Demographic Research ("EDR") reported that Florida's economic growth is continuing to decline -- albeit at a significantly slower pace than last year. EDR indicates that the State's unemployment rate had already reached a near historic level of 11.5 percent in December 2009, a level not anticipated until spring 2010. EDR also indicates that employment conditions currently mirror the 1973-75 recession, with Florida exceeding the national unemployment rate of 10 percent. Negative population growth is compounding record unemployment numbers. Population growth hovered between 2 percent and 2.6 percent per year from the mid-1990's to 2006, and then began a slow decline before turning negative in 2008 for the first time since right after World War II. Over the forecast horizon, it is projected that population growth will rebound slightly, averaging 1.1 percent between 2025 and 2030. EDR believes the continuing housing market correction and still sluggish credit conditions will remain the predominant drags on Florida's economy. EDR projects that the economic decline in Florida is currently at its bottom and that the economy will begin a slow and protracted turning around sometime in the third quarter of fiscal year 2009-10.

   Several steps have been taken by the Florida Legislature to reduce state spending in light of constrained state revenues. In a special session held in January 2009, the Florida Legislature reduced mid-year expenditures for fiscal year 2008-09 to resolve a $2.3 billion deficit in the general revenue funds. Special Session A of 2009 also authorized a transfer in the amount of $400 million from the Budget Stabilization Fund to support the State's general revenue funds, leaving the remaining balance of the Budget Stabilization Fund at $274 million after the transfer. Transfers in the amount of $700 million from the Lawton Chiles Endowment Fund and $292 million from various trust funds were also authorized. Additional actions were taken during the 2009 legislative session to further reduce expenditures and increase the funds flowing into the State's General Revenue Fund (a recurring impact of slightly over $1 billion in fiscal year 2009-10). Even with these measures, the constitutionally required Long-Range Financial Outlook shows that the expected budget gap in fiscal year 2010-11 could approach $2.6 billion. The Long-Range Financial Outlook also identified the fiscal health of the Florida Hurricane Catastrophe Fund and Citizens Property Insurance Corporation as a significant risk to the forecast.


   Over three years, Florida expects to receive $15 billion from the American Recovery and Reinvestment Act of 2009. Although the federal American Recovery and Reinvestment Act of 2009 funds will provide a short-term economic boost to Florida, state leaders must continue to identify ways to reduce expenditures, increase efficiency, and better define a path for Florida's long-term economic sustainability, focused on diversification of the State's economy.

   General fund tax revenues for the fiscal year ended June 30, 2009, were 14 percent lower than the prior fiscal year. Sales tax revenues, the State's primary source of general revenue, contracted 10.8 percent. This is primarily due to downward trends in consumer confidence, losses in employment, the credit market freeze, and feedback effects from the global and national recessions. Although Florida's housing market adjustments reflect national trends, the market has proven more vulnerable to the real estate market downturn due to the decrease in demand for second homes and the drop in speculative investment activity from the heightened levels of the "boom" years. Total collections of documentary stamp taxes, which largely result from sales of real estate, declined significantly (a decrease of 42.6 percent) compared to the prior fiscal year. Through the end of the fiscal year, all major sources of general fund revenues (such as corporate income taxes) were negative in comparison to the previous fiscal year with the notable exceptions of tobacco-related taxes and highway safety licenses and fees, which were nearly flat. Article V fees showed significant positive gains, but they were attributable to the enactment of Chapter 2008-111, Laws of Florida, which provided for an increase in many existing fees and the establishment of some new fees.

   Population growth, the historical driver of Florida's economy, has been stunted by net migration falling below zero. State demographers do not expect net migration to turn positive again until fiscal year 2010-11. As of December 2009, the State's unemployment rate was 11.5 percent versus a national unemployment rate of 10 percent. Personal income growth was negative over the fiscal year, and the median price for existing single family homes fell 26.1 percent.

   The most recent projections by state economists indicate that general revenue collections for the fiscal year ending June 30, 2010 will be virtually flat to 2009, ending three years of declining receipts. The latest General Revenue Outlook shows that there will be $1.05 billion in unallocated general revenue at the end of the fiscal year. Repayment of the funds previously lent to the General Revenue Fund ($1.07 billion) is scheduled to begin in fiscal year 2011-12.

   Financial Trends. These trends help assess how Florida's financial position has changed over time. For fiscal year 2008-09 (ended June 30, 2009) the net assets invested in governmental activities decreased 6.27 percent as compared to a 4.25 percent decrease in fiscal year 2007-08. The net assets invested in business-type activities decreased 12.95 percent as compared to an 11.02 percent increase in fiscal year 2007-08. The net assets invested in the total primary government (which includes governmental activities and business-type activities) decreased 7.27 percent in fiscal year 2008-09 as compared to a 2.24 percent decrease in fiscal year 2007-08.

   Revenues and Expenditures. This information relates to Florida's significant revenue sources and can assist with evaluating the government's ability to produce its own source revenues. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Florida's revenues totaled approximately $37.96 billion while the expenses totaled approximately $69.99 billion. The total governmental fund balance was approximately $12.11 billion.

   The net expense is the difference between the program revenues and expenses. It indicates the degree to which a function or program is supported with its own fees and program-specific grants and its reliance upon funding from general revenues. The total primary government net expense for fiscal year 2008-09 was $32.04 billion as compared to $33.94 billion in fiscal year 2007-08.

   Debt Management. This information will provide an understanding of Florida's outstanding debt and its ability to issue new debt. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor of Florida or the Comptroller of Florida believes a deficit will occur in any fund, by statute, he must certify his opinion to Florida's Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds or revenue bonds to finance or refinance fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from specified taxes. Revenue bonds are payable solely from specified revenues. The responsibility to issue most state bonds rests with the Division of Bond Finance of the State Board of Administration. However, certain quasi-governmental entities also incur debt and are reported as part of the primary government.

   Total bonded debt outstanding decreased by $1.6 billion, or approximately five percent, from the prior fiscal year to a total of $27.8 billion at June 30, 2009. The majority of the outstanding debt serves to finance educational facilities ($14.6 billion), the Florida Hurricane Catastrophe Fund ($5.2 billion) and transportation infrastructure ($4.4 billion). New bonded debt issues for 2009 totaled $2.6 billion. Annual debt service payments on net tax-supported debt totaled $2 billion for 2009, an increase of $160 million from the prior year. Annual debt service payments are projected to increase by 20 percent from $2 billion to $2.4 billion over the next four years.

   Litigation. The State, its units and employees are parties to numerous legal proceedings, many of which normally occur in government operations. Most of these legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse impact on the State's financial position. There are, however, several legal proceedings which, if decided adversely against the State, may require the State to make material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future expenditures or revenue sources of the State.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Florida are rated AAA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Florida trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of Florida and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Florida trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Florida trust to pay interest on or principal of such bonds.

   Your Florida trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

Georgia Risk Factors

   State Profile. Georgia is an economic hub of the southeast. The capital in Atlanta is the major economic and population center of the State with major regional economic and population centers in Augusta, Savannah, and Macon. Georgia's economic base is diverse with major port facilities on the coast, agricultural resources throughout the State, manufacturing and service industries, and is a major transportation hub with the busiest airport in the nation. Georgia is the ninth largest state with a population of 9.54 million people. Economic Condition and Outlook. The national and local economies entered into a severe recession during the State's 2009 fiscal year. The State's economy was significantly impacted by the national recession as total General Fund revenues declined by 10.5 percent from the prior fiscal year due to unprecedented declines in tax revenues. Employment levels fell sharply in Georgia through early 2009 and have since moderated. Georgia's unemployment rate in November 2009 was 10.2 percent and has been near this level since it peaked at 10.3 percent in July 2009. This is slightly above the U.S. rate of 10 percent and is consistent with high unemployment rates across the southeast. Georgia's population growth ranks fourth in the nation and first in the South, since the 2000 census. Georgia's median household income was $50,861, the 24th highest in the nation and 2.25 percent lower than the national average.

   The recession in Georgia has generally synchronized with the nation's economic performance. The economic downturn has continued into fiscal year 2010 and Georgia's revenue performance is likely to be weak in fiscal year 2010 as evidenced by a decline in year-to-date revenues of 15.2 percent through November 2009. Recent economic data suggest that Georgia's labor market is on a similar path as that of the nation. However, the weight of job losses, residential and commercial real estate markets and housing-related manufacturing could delay the recovery in Georgia. Personal income has grown slightly since fiscal year-end but is still down on a year over year basis.

   Economic Factors. The national and local economies entered into a severe recession during the State's 2009 fiscal year. The National Bureau of Economic Research dated the start of the national recession in December 2007. The recession was relatively mild, however, through the fall of 2008. Financial markets froze following the bankruptcy of Lehman Brothers, a major financial institution in September 2008. This precipitated a sharp contraction in economies worldwide.

   The downturn has had a severe impact on Georgia's economy. Total General Fund revenues in fiscal year 2009 fell by 10.5 percent from fiscal year 2008 and the downturn has continued into fiscal year 2010. Through November 2009, tax revenues, as reported by the Georgia Department of Revenue are down 15.4 percent year to date for fiscal year 2010.

   Other measures of economic activity in Georgia also indicate that the recession has had a significant impact. The U.S. Bureau of Labor Statistics reported that Georgia's unemployment rate in October 2009 was 10.2 percent with 482,703 workers unemployed and seeking work. This rate is equal to the U.S. unemployment rate. The Georgia unemployment rate peaked at 10.3 percent in July 2009; this is the highest rate of unemployment reported for the State.

   Nonfarm employment in Georgia has also fallen. The U.S. Bureau of Labor Statistics reported that Georgia's nonfarm employment totaled 3,839,800 in October 2009. This is a loss of about 228,000 jobs from October 2008, a decrease of 5.6 percent. Personal income is another important economic indicator for states. For Georgia, personal income fell by 3.4 percent in the second quarter of 2009 compared to the second quarter of 2008. For the U.S., personal income fell by 2.6 percent over the same period.

   Major Initiatives. Open Georgia is the State's initiative to bring increased transparency and accountability to State government in Georgia, which was created when Senate Bill 300, Transparency in Government Act, was passed in 2008 by the Georgia General Assembly. The Open Georgia website contains a searchable database of spending data for State salaries, travel expenditures and professional fees. The site was recently expanded to include 2009 State spending data on vendors and contracts awarded across most State agencies. Budgetary Highlights. The final amended budget of $17.4 billion differed significantly from the original budget (a decrease of $2.7 billion impacting appropriations), resulting primarily from the national recession. Actual Net Revenue Collections deposited with the Office of Treasury and fiscal Services were $16.8 billion compared with $18.7 billion in 2008. This collection total was less than the revenue estimate used in the amended appropriation act and was primarily the result of the economic recession. The resulting deficiency of actual net revenue collections to the final amended appropriation act totaling $681 million was primarily offset by a reduction in allotments to budget units in the amount of $325 million. Also impacting appropriation activity during fiscal year 2009 was receipt of American Recovery and Reinvestment Act of 2009 ("ARRA") funds totaling $802 million on a statutory basis of accounting. Of this amount, $497 million, $190 million and $59 million were attributable to Medicaid, State Fiscal Stabilization Fund ("SFSF") and transportation grants, respectively. The Medicaid funds provided for increased Medicaid reimbursement percentages authorized under ARRA. The SFSF funds were used primarily to stabilize budgets of local educational agencies and institutions in the Higher Education Fund, with the remainder going to other general government programs in the Public Safety sector.

   Each year, the difference between funds available and expenditures is added to or subtracted from the budgetary Revenue Shortfall Reserve ("RSR"). The reserve cannot exceed 10 percent of the previous fiscal year net budgetary revenue for any given fiscal year, and up to 1 percent of the preceding fiscal year's budgetary net revenue collections may be appropriated from the reserve to fund increased K-12 educational needs. The Governor may release RSR funds in excess of 4 percent of net revenue collections for appropriation. At June 30, 2009, the State's Revenue Shortfall Reserve declined to $271 million, compared to a balance of $753 million at the end of 2008 (balances reported are net of amounts released by the Governor for appropriation). The decrease reflects a deficiency in net current year receipts to expenditures of $295 million and the release from the June 30, 2008 reserve of $187 million for increased K-12 funding needs. At the current level, the RSR is not sufficient to provide for additional appropriations in fiscal year 2010. However, the balance remaining following any appropriation of funds for the 2010 mid-year K-12 adjustment (up to $167 million) will be available to meet any unanticipated budget shortfall at the end of fiscal year 2010. Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt, to provide for the proper application of use of the debt proceeds, and to establish the procedures for protecting the holders of such debt. At the end of the fiscal year 2009, the State had total bonded debt outstanding of $11 billion.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The State is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to State and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Georgia are rated AAA by S&P and Aaa by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Georgia trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Georgia trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Georgia trust to pay interest on or principal of such bonds. Your Georgia trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

   Massachusetts Risk Factors

   Economic Outlook. Problems in the subprime mortgage and other credit markets deepened in 2009 as the recession continued. However, signs of recovery are showing. National and Massachusetts home values appeared to have bottomed out in the spring of 2009. The Commonwealth's per capita net income continues to exceed the nation, ending the 2008 calendar year at 27 percent above the national average, rising 4 percent during the year.

   Unfortunately, unemployment levels rose to their highest levels since the early 1990's in the Commonwealth, yet remained less than the nation as a whole for the year. The Commonwealth continues to contain a large employment base of education, as well as health and human service positions that somewhat stabilize the economy. However, even those institutions are not immune to a deep recession. Nationally, between the third and fourth quarters of 2008 and the first two quarters of 2009, the federal bureau of economic analysis reported that the gross domestic product fell by 2.7 percent. For the Commonwealth, annual figures show that between 2007 and 2008, which partially includes this recession, the gross State product grew by 3.6 percent.

   By most accounts, fiscal pressures will continue in the Commonwealth for some time. In October 2009, the Governor announced that a $600 million budget gap exists for fiscal year 2010. In response, the budget for fiscal year 2010 has been cut by nearly $269 million across all secretariats. This represents about 1 percent of the fiscal year 2010 General Appropriation Act. A managerial furlough plan has been extended. Programs and services across the Commonwealth will be affected by these budgetary constraints not only in fiscal year 2010, but into fiscal year 2011 until tax revenues recover.

   In December 2007, the nation entered into a recession caused by the downturn in the housing markets and was broadened due to the global capital market restructuring that occurred during fiscal year 2009. Rates of economic decline have been sharp as the nation's gross domestic product has fallen and unemployment has hit the highest levels in decades. However, some indicators have seemingly bottomed out. The Dow Jones Industrial Average has risen from a low of 6,547 in March of 2009 to over 10,000. The increase has a way to go to hit the historical high of two years ago of nearly 14,200. Housing values also appear to have started to rise again after hitting lows also in March 2009. Some of those rises may be attributable to tax credits available in American Recovery and Reinvestment Act of 2009 as well as other stimulus measures. Some economists have a view that unemployment will remain a problem for the foreseeable future.

   Massachusetts' economy outperformed the nation's economy as a whole. Per capita net income rose by over 4 percent for the calendar year of 2008. As of October 2009, unemployment continued to be less than the national average but is still rising. The rate for the Commonwealth rose from 5.2 percent in July of 2008 and has risen steadily throughout the year to 9.3 percent as of September 2009, but dipping slightly to 8.9 percent in October 2009. Nationwide, the rate has almost continuously risen in the same time span from 5.8 percent in July 2008 to 10.2 percent in October 2009, a rate that has not been seen since 1983. The Commonwealth is doing better than other states but there are many uncertain signs. The population of the Commonwealth continues to only slightly grow, showing only seven tenths of a percent increase, despite being the home to many world-renowned institutions of higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Population growth nationwide averages approximately 1 percent per year.

   The Commonwealth, with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's strongest component is its knowledge--based technology and service industries. The Commonwealth is home to 19 S&P 500 companies, among them seven Fortune 500 headquarters.

   Massachusetts also ranks highly in the knowledge-based economy. According to the United States Patent Office, the Commonwealth is fifth in the nation in patents per capita, only slightly behind California and Washington. Massachusetts' infrastructure provides strong support for this knowledge based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 U.S. Census, updated in the 2008 American Community Survey, estimated that 38.1 percent of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 27.7 percent for the United States as a whole. In the same survey, over 88.7 percent of residents over age 25 at least have a high school diploma or general education equivalent. In primary education, the National Assessment of Education Progress continues to rank Massachusetts first in 4th and 8th grade mathematics and reading, third in writing and fourth and sixth in science in grades 4 and 8, respectively. This shows that Massachusetts school children are consistently among the best educated in the nation.

   Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2009 by over $8.2 billion, which was a drop of more than $3.5 billion during the fiscal year. Of the $8.2 billion deficit amount, "unrestricted net assets" is negative by more than $12.3 billion, offset by $2.2 billion in "restricted net assets" and nearly $1.9 billion in the Commonwealth's investment in capital assets, net of related debt. There are two primary reasons for negative unrestricted net assets. Legislation mandates that the Highway Department transfer the Central Artery/Third Harbor Tunnel to the Massachusetts Turnpike Authority and the Massachusetts Port Authority upon completion. In fiscal year 2010, the Commonwealth will transfer these assets to the newly created Massachusetts Department of Transportation, which combines the Highway Department, the Aeronautics Commission, the Registry of Motor Vehicles, the Executive Office of Transportation and Construction, the operation of the Tobin Memorial Bridge and the Massachusetts Turnpike Authority into a singular transportation structure. As part of this combination, the capital assets will transfer to the new authority and offsetting liability will be reduced. The Commonwealth, however, paid for the construction of these assets and retains a large amount of related debt, which is now unrelated to any capital asset. The Commonwealth also has a liability of $3.3 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority ("MSBA"). MSBA continued to approve grants in fiscal year 2009. This overall liability of $3.3 billion decreased by approximately $457 million during fiscal year 2009 due to grant payments made to municipalities during the year in excess of projects added to the MSBA's waiting list and new programs. During the fiscal year 2009, approximately $1 billion in restricted net asset balances were set aside for unemployment benefits and an additional approximate $573 million was restricted for debt retirement.

   Changes in Net Assets. Overall, the Commonwealth's financial operations resulted in net asset decreases by over $3.5 billion in fiscal year 2009 before accounting changes. Net assets of governmental activities decreased by about $2.8 billion. The decrease in net assets is primarily attributable to three issues: the economic recession necessitating more services of about $1.8 billion, a large drop in pension net assets of about $667 million, adding to net pension obligations and approximately $993 million related to underfunding of retiree health care.

   Governmental Fund Balances. At June 30, 2009, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $5.1 billion. Of the $5.1 billion, nearly $4.4 billion represents unreserved and undesignated fund balance. Fund balances decreased by over $2 billion due to the downturn in the economy. Fund deficits of major governmental funds were again eliminated this year due to year end supplemental budgets or deficit elimination activities already in statute. Similar to last year, approximately $146 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2010. The MSBA's fund balance of approximately $1.4 billion is blended into the Commonwealth. Within this fund balance are over $1.9 billion in cash and investment contracts which were funded by bond proceeds in previous fiscal years, and other assets less approximately $522 million in current liabilities. Nearly $700 million was apportioned to the MSBA from the Commonwealth from sales taxes, adjusted for accruals; governmental reserved fund balances total nearly $626 million. The vast majority of this is over $573 million reserved for retirement of indebtedness, which is held in escrows related to refunding bonds and to pay grant anticipation notes. Of the remaining portion, $52 million is reserved for the Central Artery/Tunnel owner controlled insurance program for workers' compensation and general liability.

   Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually.

   Exclusive of MSBA, the Commonwealth issued approximately $2.5 billion in new debt in 2009. 21 percent of the Commonwealth's general obligation debt has been issued as variable rate bonds as of June 30, 2009. Included in this variable rate debt were approximately $402 million in auction rate securities (about 2 percent of all general obligation debt) as of June 30, 2009. Because of failed auctions that began in February 2008, meaning there were not enough bids from investors to purchase securities being offered for sale by existing holders, the Commonwealth issued general obligation debt that are ostensibly refunding bonds, but have a purpose of refunding leases in two instances. In late November 2008, the Commonwealth issued approximately $294 million in bonds to retire a capital lease to the Route 3 North Transportation Improvement Association (a discretely presented component unit) that the Association funded by auction rate securities. A few weeks later, the Commonwealth issued approximately $68 million in general obligation debt to retire a conduit lease through MassDevelopment (also a discretely presented component unit) to the City of Chelsea that was used to finance a Commonwealth data center.

   Approximately $1.1 billion in bond sales were either for general government purposes or unallocated as of year end and assumed to be for general purposes including construction and equipment purchases. The remaining new issues were for highway and other infrastructure construction (approximately $1 billion) or for strictly municipal purposes (approximately $36 million). Included in bond sales are issuances of taxable debt of approximately $72 million to finance activities that could not be financed through tax exempt means.

   Ratings. As of May 2010, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Massachusetts trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Massachusetts trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Massachusetts trust to pay interest on or principal of such bonds.

   Your Massachusetts trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

Michigan Risk Factors

   Economic Condition and Outlook. In the latter half of calendar year 2008, housing sales and prices plummeted and credit and financial markets faltered. As a result, the U.S. recession that had begun in late 2007 became the worst U.S. economic downturn since World War II. Given the Michigan economy's heavy reliance on the manufacturing sector, in general, and the auto industry, in particular, Michigan's economy was hit disproportionately harder by the recession. Exacerbating Michigan's economic situation, Michigan's labor market had never recovered from the 2001 recession. Consequently, Michigan has steadily shed jobs since June 2000.

   For calendar year 2009, Michigan employment is estimated to have declined by 345,000 jobs (8.3 percent) - the ninth straight year that Michigan employment has declined and the largest percentage State employment decline in 51 years. Personal income was down an estimated 3.9 percent and wages and salaries declined 7 percent. With overall prices declining 0.6 percent, real (inflation adjusted) personal income fell 3.3 percent. Michigan's unemployment rate rose from 8.4 percent to an estimated 14.1 percent, its highest rate since 1983.

   Numerous economic indicators suggest that the recession may have ended, but that the recovery will likely be weak. As a result, the U.S. economy is projected to report positive, though tepid, growth in 2010. Light vehicle sales are expected to rise compared to 2009, when vehicle sales fell to the highest level in over 40 years. However, 2010 sales are projected to remain at historically low levels. Given this, along with the tendency for job markets to lag the overall economy, Michigan employment is expected to decline 4.6 percent. In 2010, Michigan personal income is projected to fall 2.8 percent while wages and salaries are expected to fall 3.2 percent. With 1.9 percent inflation, real personal income is expected to fall 4.6 percent. Finally, Michigan's unemployment rate is forecast to rise to 15.3 percent, the State's highest annual unemployment rate since 1982. Revenues and Expenditures. The General Fund is the chief operating fund of the State. At the end of fiscal year 2009, the General Fund unreserved fund balance was $177.2 million and the reserved fund balance was $794.5 million. Lower tax revenues and the use of prior year fund balances to cover current year expenditures resulted in fund balance decreasing $319.3 million (24.7 percent). The State was again faced with difficult budget challenges during fiscal year 2009. Because actual revenues fell below the revenue estimates, the Governor issued two executive orders to reduce spending authority. In December 2008, Executive Order 2008-21 was issued authorizing expenditure reductions totaling $134 million in general fund - general purpose funding and $11.8 million in special purpose funding. In May 2009, Executive Order 2009-22 was issued authorizing additional expenditure reductions totaling $221.9 million in general fund - general purpose funding and $127.5 million in special purpose funding. In addition to the executive order reductions, the original budget ($26.2 billion) was amended by various supplemental appropriations including the federal American Recovery and Reinvestment Act of 2009 ("ARRA") funding which helped replace general fund - general purpose funding. In fiscal year 2009, the State appropriated $2.5 billion in ARRA funding for General Fund programs including Medicaid, other health and human services programs such as Food Assistance and work force development and other job related programs. In total, general fund-general purpose funding was reduced by $2.1 billion during the year. Differences between the final budget ($27.2 billion) and actual spending ($27.1 billion) result from spending authority lapses of $116.1 million and restricted revenue authorized, but not spent, of $29.8 million. At fiscal year-end, excess restricted revenues of $447.6 million were carried forward into fiscal year 2010 and are available upon appropriation. All agencies finished the year with net lapses. However, Human Services reported line item over-expenditures of $1.6 million.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years. Your Michigan trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets decreased $3.8 billion (24.7 percent) over the course of this fiscal year's operations. The net assets of the governmental activities decreased $1.6 billion (10.2 percent) and business-type activities had a decrease of $2.2 billion (4,636.4 percent). The largest component of the State's net assets ($16.2 billion) reflects its investment in capital assets (e.g. land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $2.7 billion of the total. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were $7.3 billion as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State and the State Building Authority issued new bonds totaling $601.5 million and refunding bonds totaling $775.6 million and paid $777.2 million to a refunded bond escrow agent to cover future debt service payments.

   Ratings. As of May 2010, State of Michigan general obligation bonds are rated AA- by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There can be no assurance that such ratings will be maintained in the future. Local Issuances. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Michigan trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Michigan trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Michigan trust to pay interest on or principal of such bonds. Your Michigan trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

   New Jersey Risk Factors

   Economic Outlook. New Jersey's economy weakened significantly subsequent to June 30, 2009. The latest New Jersey economic forecasts from Global Insight, Moody's Economy.com, and Rutgers University project the recessionary conditions of calendar year 2009 to continue into calendar year 2010 with slight improvement. However, the weak labor market and tight credit conditions will constrain the growth path with a tenuous near-term recovery.

   The future economic outlook hinges on the success of the federal economic stimulus package and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for an economic turnaround nationally and in New Jersey.

   The State and the nation may experience further near term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the impact of the economic stimulus on the job situation, credit availability, financial market stress, and geopolitical tension. To a large extent, the future direction of the economy nationally and in New Jersey hinges on the assumptions regarding economic recession, energy prices, and stability in financial markets. Based on information available as of the date hereof, economic conditions of the State may begin to stabilize in calendar year 2010, but there are no assurances that this will occur.

   Revenues and Expenditures. The State's fiscal year 2009 net assets decreased by $8.7 billion. Approximately 53.7 percent of the State's total revenue came from general taxes, while 27.4 percent was derived from operating grants. Charges for services amounted to 17.8 percent of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 25 percent was for educational, cultural, and intellectual development, which includes approximately $1 billion disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction. Government direction, management and control amounted to 20.1 percent of total expenditures, while physical and mental health amounted to 18 percent. Other major expenditures focused on economic planning, development, and security; public safety and criminal justice; and community development and environmental management. During fiscal year 2009, governmental activity expense exceeded program revenues. This imbalance was mainly funded through $27.8 billion of general revenues (mostly taxes and transfers). The remaining $8 billion resulted in a decrease in net assets. Expenses from business-type activities in fiscal year 2009 exceeded revenue by $184.1 million.

   During fiscal year 2009, State revenues, including transfers, totaled $50.2 billion, an increase of $0.1 billion from the prior fiscal year. General taxes totaled $26.9 billion and accounted for 53.6 percent of total State revenues for fiscal year 2009. The State's Gross Income Tax totaled $10.5 billion, the Sales and Use Tax totaled $8.3 billion, and the Corporation Business Tax totaled $2.7 billion. The State's three major taxes comprised 79.5 percent of the total general taxes that were collected during fiscal year 2009, and the economic decline had the greatest impact on these three major taxes. The State's fiscal year 2009 Tax Amnesty program collections totaled $748.9 million. The 43 day amnesty period which ran from May 4, 2009 through June 15, 2009, processed more than 108,500 payments. The program offered a waiver of all penalties, referral cost fees, and 50 percent of the balance of the interest that remained due as of May 1, 2009. A breakdown of the fiscal year 2009 Tax Amnesty program shows that the State received an additional $392.6 million in Corporation Business Tax, $151.9 million in Sales and Use Tax, and $88.9 million in Gross Income Tax. The fiscal year 2009 Tax Amnesty program was the fourth in New Jersey's history. Fiscal year 2009 expenditures totaled $58.8 billion, an increase of $3.4 billion from the prior fiscal year. Of that amount, $3.2 billion reflects an increase in unemployment benefits paid due to the depressed economy and high unemployment. A $0.6 billion increase in spending for economic planning, development, and security coupled with a $0.4 billion increase in physical and mental health spending was offset by a $0.9 billion decrease in education, cultural, and intellectual development spending. Overall, 42.9 percent of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

   Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State. At any given time, there are various numbers of claims and cases pending against the State, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The claims filed can represent significant amounts and include, but are not limited to, issues regarding pensions and education funding. The majority of these claims have historically proven to be substantially less value than originally claimed. The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of June 30, 2009, the exact amount involved in these legal proceedings is not fully determinable.

   Debt Administration. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General obligation debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2009, New Jersey's outstanding long-term obligations totaled $51.2 billion, a $6.8 billion increase over the prior fiscal year. Long-term bonded debt obligations totaled $35.5 billion, while other long-term obligations totaled $15.7 billion. In addition, the State has $10.1 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2009, the legislatively authorized, but unissued debt, increased by $1.8 billion.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of New Jersey are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New Jersey trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New Jersey trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New Jersey trust to pay interest on or principal of such bonds.

   Your New Jersey trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

   New York Risk Factors

   General. Over the long term, the State of New York and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

   The economic and financial condition of the State of New York is affected by various financial, economic, social, environmental and political conditions. The equity market volatility and continuing uncertainty surrounding both global credit markets and bank balance sheets pose a particularly large degree of uncertainty for New York, and are of particular concern since the State's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State's commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. High energy prices also pose a particular risk to the State's tourism sector.

   Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in Afghanistan, Iraq, and the Middle East in general; (ii) a return to high oil prices which could adversely affect many different sectors of the national and State economies;
(iii) continued weakness of consumer spending or a failure of investment spending to commence growth during the year, which could worsen recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

   Economic Condition and Outlook. The State's Division of the Budget ("DOB") outlook for the national economy reflects uncertainty. The nation's recovery from the longest and most severe recession since the 1930s has failed to gain momentum. Although the national labor market has added private sector jobs every month through June 2010, the 116,000 jobs added in May and June combined was well below the 400,000 jobs added during the prior two months. This loss of momentum occurred while hundreds of thousands of temporary Census workers were leaving the workforce. The DOB projects U.S. personal income growth of 3.4 percent for 2010, followed by growth of 4.1 percent for 2011. This forecast reflects wage growth of 2.3 percent projected for 2010 and 4.0 percent for 2011.

   The DOB estimates State wages to have fallen 7.2 percent for 2009. However, there are also indications that the State economy picked up substantial momentum during the first quarter of 2010, with the State labor market adding private sector jobs month-over-month on a seasonally adjusted basis during the first four months of the year. Consequently, the DOB now projects a smaller employment decline of 0.3 percent on an annual average basis for 2010, followed by growth of 1.0 percent for 2011. Private sector jobs are projected to fall 0.5 percent for 2010 and grow 1.2 percent in 2011. Wage growth of 5.1 percent is projected for 2010. However, going forward, the loss of momentum witnessed nationally, appears to be affecting New York as well. Due to the importance of financial markets to the State economy, the 15 percent equity market correction recently observed is likely to disproportionately affect New York. The most recent data indicate that the State lost over 20,000 private sector jobs in May 2010 and June 2010 combined.

   The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year 2007, which subsequently evolved into a recession in 2008 and continues to adversely impact the City's economy in 2010.

   Current and Outyear Fiscal Projections. On May 15, 2009 the State issued its Annual Information Statement containing among other disclosures, (a) extracts from the 2009-10 Enacted Budget Financial Plan, dated April 28, 2009, prepared by the DOB including the State's official Enacted Budget Financial Plan projections, and (b) a discussion of potential risks that may affect the Enacted Budget Financial Plan during the State's current fiscal year.

   The DOB projects that the Enacted Budget Financial Plan is balanced in the State's General Fund in 2009-10 and projects outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13. After actions, General Fund spending is projected to grow at an average annual rate of
7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB's economic forecast for the recession and recovery. The temporary increases with respect to State Personal Income Tax Revenue Bonds, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

   For the 2009 fiscal year, New York City's General Fund had a total surplus of $2.919 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 as described below, after discretionary and other transfers. The 2009 fiscal year is the twenty-ninth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

   The City's expense and capital budgets for the 2010 fiscal year were adopted on June 19, 2009 (the "June 2009 Financial Plan"). The June 2009 Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2010 fiscal year, projected revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June 2009 Financial Plan projected gaps of $4.9 billion, $5.0 billion and $5.6 billion in fiscal years 2011 through 2013, respectively.

   On July 13, 2010, the City submitted to the Control Board the Financial Plan for the 2010 through 2014 fiscal years, which relates to the City and certain entities that receive funds from the City (the "Financial Plan"). The Financial Plan is a modification to the June 2009 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 16, 2009, January 28, 2010, May 6, 2010 and June 30, 2010, and the June 2010 Financial Plan. The Financial Plan projects revenues and expenses for the 2010 and 2011 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of $3.3 billion, $4.1 billion and $4.8 billion in fiscal years 2012 through 2014, respectively, after the implementation of a gap-closing program described below.

   The Financial Plan reflects, since the June 2009 Financial Plan, increases in projected net revenues of $2.1 billion, $606 million, $705 million and $524 million in fiscal years 2010 through 2013, respectively. Certain changes in projected revenues include: (i) increases in personal income tax revenues of $890 million, $671 million, $615 million and $587 million in fiscal years 2010 through 2013, respectively; (ii) net increases in business tax revenues of $459 million, $328 million, $230 million and $257 million in fiscal years 2010 through 2013, respectively; (iii) decreases in real property transfer and mortgage recording tax revenues of $106 million, $117 million, $60 million and $90 million in fiscal years 2010 through 2013, respectively; (iv) an increase of $83 million in real property tax revenues in fiscal year 2010 and decreases in real property tax revenues of $372 million, $318 million and $436 million in fiscal years 2011 through 2013, respectively; (v) increases in sales tax revenues of $223 million, $195 million, $98 million and $69 million in fiscal years 2010 through 2013, respectively; (vi) an increase of $285 million in tax audit revenues in fiscal year 2010; (vii) increases in commercial rent tax revenues of $58 million in fiscal year 2010 and $35 million in each of fiscal years 2011 through 2013; (viii) net increases in all other taxes of $111 million, $104 million, $84 million and $87 million in fiscal years 2010 through 2013, respectively; (ix) increases in Battery Park City Authority joint purpose funds of $134 million and $66 million in fiscal years 2010 and 2011, respectively; (x) a decrease in revenues from the Health and Hospitals Corporation of $181 million in fiscal year 2010; (xi) decreases in State aid of $327 million and $346 million in fiscal years 2010 and 2011, respectively, primarily due to the elimination of State revenue sharing and decreases in State aid of $45 million in each of fiscal years 2012 and 2013; (xii) an increase of $15 million from the elimination of the reserve for disallowances in fiscal year 2010; and (xiii) net increases in miscellaneous revenues of $414 million, $42 million, $66 million and $60 million in fiscal years 2010 through 2013, respectively.

   The Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the transfer of financial resources from fiscal year 2010 to fiscal year 2011 and to reduce previously projected gaps for each of fiscal years 2012 and 2013. The gap-closing actions include agency programs reflecting reduced agency expenditures or increased revenues totaling $489 million in fiscal year 2010, $1.2 billion in fiscal year 2011 and $1.3 billion in each of fiscal years 2012 and 2013, including proposed headcount reductions of 3,333 through either layoffs or attrition.

   The Financial Plan includes a total reduction of approximately $1.2 billion in fiscal years 2010 and 2011, reflecting State actions, as of the date of the Financial Plan, with respect to the 2010-2011 State budget. This reduction includes the elimination of revenue sharing and reductions in other aid payments. It also includes the reduction in education aid of $493 million in fiscal year 2011 which will result in pedagogical headcount reductions of 2,018 through either layoffs or attrition, and the reallocation of funding from previously planned salary increases to the retention of 4,400 pedagogical positions, the elimination of which had been previously planned. Although much of the 2010-2011 State budget has been adopted, there can be no assurance that there will not be additional State actions which could have an adverse impact on the City beyond the reductions reflected in the Financial Plan. In addition, although to date the State has made statutorily required aid payments to the City, no assurance can be given that State aid payments to the City will not be significantly delayed in the future.

   General Government Results. For the fiscal year ending March 31, 2010, General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

   In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

   General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

   General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 funds in place of General Fund spending.

   The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

   Overall Financial Position. The State reported net assets of $28.1 billion, comprised of $64.3 billion in capital assets net of related debt, and $3.8 billion in restricted net assets offset by an unrestricted net assets deficit of $39.9 billion. Net assets reported for governmental activities decreased by $2.9 billion from a year ago, decreasing from $30.9 billion to $28 billion. Unrestricted net assets--the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $38.5 billion at March 31, 2010.

   The deficit in unrestricted governmental net assets, which increased by nearly $3.1 billion in 2010, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($3.3 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.6 billion), local highway and bridge projects ($3.7 billion), local mass transit projects ($2.1 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($12.7 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

   Net assets for business-type activities decreased by $2.9 billion (96.2 percent), to $116 million in 2010 compared to $3 billion in 2009. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions and investment earnings ($1.7 billion); SUNY and CUNY Senior College operating expenses exceeding operating revenues and State support ($1 billion and $108 million, respectively); and Lottery expenses, including education aid transfers, exceeding revenues ($109 million).

   General Fund Budgetary Highlights. General Fund receipts exceeded disbursements by $353 million in 2009-10. The General Fund ended the fiscal year with a closing cash fund balance of $2.3 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the Rainy Day Reserve Account), $96 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $978 million in refund reserves.

   Actual operating results were $923 million more favorable than anticipated in the original financial plan, and fell above the projections in the final financial plan by $928 million. The original financial plan projected that expenditures would exceed receipts by $570 million in 2009-10. During the fiscal year, actual receipts and disbursements were less than the level forecast in the original financial plan. The 2009-10 Enacted Budget plan assumed base tax decline of 6.7 percent for the fiscal year. However, base tax collections for 2009-10 actually declined from the prior year by approximately 7.1 percent. This is the result of weaker than anticipated collections in all major tax areas. Total disbursements from 2009-10 were lower than projected in the original financial plan, primarily attributable to the deferral of a planned payment to school districts that was scheduled in 2009-10 but, by statute, is not due until June 1, 2010. In addition, agency operating spending and other local aid spending was lower due to statewide cost-cutting initiatives implemented mid-year.

   The final financial plan (issued on February 9, 2010) projected negative General Fund operating results of $575 million, or $928 million below actual results. The most significant variances from the final financial plan include lower-than-anticipated collections in all major tax areas, except personal income tax and the payroll tax which exceeded projections, and the amount of the deferrals exceeding the level originally anticipated.

   Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases, and Mortgage Loan Commitments, which represent $437 million as of March 31, 2010, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities--thus it is not expected to be repaid from resources generated by business-type activities.

   At March 31, 2010, the State had $1.3 billion in State-supported (net) variable rate bonds outstanding and $2.6 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates, at which time they can convert to either a fixed or variable rate.

   At March 31, 2010, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 2.5% of the State-supported bonded debt portfolio. At March 31, 2010, the State had $55.3 billion in bonds, notes, and other financing agreements outstanding compared with $52.5 billion the year before, an increase of $2.8 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the "Act"), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $480 million, of which $174 million pertains to SUNY, for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $331 million.

   Ratings. As of September 2010, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa2 by Moody's, and all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa2 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your New York Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national, economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political sub-divisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your New York Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your New York Trust to pay interest on or principal of such bonds.

   Your New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

   Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government - executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with the judicial branch and legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of the State governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a two year fiscal biennium which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. Ohio employment decreased by 296 thousand jobs during the December 2007 to July 2009 period. The pattern of job losses across industries was similar to the pattern at the national level. Ohio manufacturing employment declined by 149 thousand jobs, followed by professional and business services (61,000), trade, transportation and utilities (53,000) and construction (40,000). The Ohio unemployment rate increased to a 26-year high of 11.2 percent in July 2009 from 5.8 percent in December 2007.

   In Ohio, IHS Global Insight projects the unemployment rate to peak at 11.8 percent in the first quarter of 2010 and remain at eleven percent at the end of 2011. Ohio employment is projected to continue decreasing through the third quarter of 2010, with little growth projected through 2011.

   Major Initiatives

   State Operating Budget. With enactment of Amended Substitute House Bill 119 (HB 119), the State's main operating budget, Ohio's general revenue fund ("GRF") appropriations for fiscal years 2008-09 represented the slowest growth biennial budget in more than 40 years, in part reflecting the continued implementation of comprehensive tax reform. As a result of difficult choices to limit overall spending, Ohio focused available funding on its most important priorities of primary and secondary education, higher education, and providing health care eligibility to those most in need. Appropriated spending increases for major programs over fiscal years 2006-07 actual expenditures were 13.2 percent for higher education; 5.3 percent for elementary and secondary education; 4.9 percent for corrections and youth services; 4.7 percent for mental health and mental disabilities; and 2.2 percent for Medicaid (HB 119 also included a number of Medicaid reform and cost containment initiatives). Similar to the fiscal years 2006-07 budget, the fiscal years 2008-09 budget reduced or held flat many of the State's GRF-funded agencies and consolidated functions or activities of several State agencies.

   As signals warned of the financial crisis in September 2008, the State's major revenue sources and spending patterns were closely monitored and projections reduced for both fiscal years 2008 and 2009. The Governor restored budgetary balance by, among other actions, issuing a comprehensive executive order in January 2008 directing expenditure reductions and spending controls, as well as by placing limitations on major purchases, hiring, and travel. Understanding the importance of investments in education for Ohio's economy, the Governor expressly excluded from cutback those appropriations for higher education instructional support, primary and secondary education foundation formula support, Medicaid programs, and property tax relief payments.

   As a result of the national recession induced by the September 2008 financial crisis and contraction in credit markets, revenue receipts and projections steadily declined over fiscal years 2008 and 2009, culminating in a year over year loss of 12 percent in personal income tax revenues, even more severe than anticipated. The State's original revenue projections had already anticipated an unprecedented eight percent loss. A total of $1.5 billion was reduced in agency spending from HB 119 levels in a series of continuous actions taken to offset the steady decline in revenue. The Administration's approach was to take aggressive actions to reduce expenditures to end the fiscal year in balance, while maintaining key investments. Under the Governor's Executive Order, a series of budget directives were issued to tightly control spending, including:
In September 2008, further reduction actions were announced and implemented, including an additional 4.75 percent reduction in most agency appropriations; agency appropriations were reduced by an additional 5.75 percent in December 2008. Reductions in total Medicaid program spending were also implemented; in April 2009, the State's governor ordered additional expenditure controls. Additional savings were secured by restructuring fiscal year 2009 GRF debt service, in accordance with the State's debt management policy; in June 2009, the State's governor received General Assembly approval for and subsequently used the remaining balance of the Budget Stabilization Fund.

   Stimulating Ohio's Economy. In addition to key investments made by HB 119 and in response to the national economic downturn, the Governor proposed an economic stimulus plan in March 2008 to stimulate Ohio's economy through investments in logistics and distribution, bio-products and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects, and brownfield revitalization projects. In June 2008, the Governor signed a $1.57 billion bipartisan economic stimulus package, passed by the Ohio General Assembly, that mirrored the Governor's proposals and added funding for higher education workforce programs and expanded the State's historic preservation tax credits.

   Continued Implementation of Comprehensive Tax Reform. The State's fiscal years 2008-09 operating budget continued implementation of Ohio's comprehensive tax reform, undertaken in calendar year 2005. This tax reform was a significant overhaul of Ohio's state and local tax structure and designed to spur strong business development and new jobs. Over time, the reform is expected to result in a stable and predictable tax base for all taxpayers with annualized tax relief of over $2 billion. Being phased-in between fiscal years 2006 and 2010, major components of the reform include: a 21 percent reduction in the income tax, phased in over five years; elimination of the tangible personal property tax for general businesses and for telecommunications companies, phased in over four- and five-year periods, respectively; elimination of the corporate franchise tax (except for financial institutions and their affiliates) over a five-year period; and enactment of a commercial activity tax, phased in over five years. By fiscal year 2010, the estimated reductions in revenues to the State's general revenue fund will reach over $2 billion. However, State taxes are not the only taxes reduced in this reform. Elimination of the local general business tangible personal property tax increases the size of the overall tax cut.

   Improved Financial Management. In response to profound changes in Ohio's tax structure, the State continues to fundamentally change the way in which it manages scarce resources to reflect pending budget constraints. Over the coming years, state spending reforms will include a focus on performance and accountability, improved financial systems management, improved cash management, and targeted investment of scarce resources.

   Accountability and Performance. Ohio continues to manage financial resources using a variety of accountability and performance measures to improve efficiency, accountability, and results of government programs. It will focus on clear goal setting in the budget process, identifying increased efficiency in the State's regulatory process, improved inter-agency collaborations, performance contracts for state agencies, and enhanced performance reporting.

   Improved Financial Systems Management. Ohio continued to improve its financial management and decision making when it completed deployment of a comprehensive enterprise information system throughout State government. The enterprise installation will be the most comprehensive enterprise IT system operating at a state level in the nation. Three primary stages of the Ohio Administrative Knowledge System ("OAKS") have been deployed. The initial stage of OAKS, which went live in December 2006, implemented a new human resource system for State agencies to manage payroll and personnel. The second stage of OAKS implementation, which went live in July 2007, provided the Office of Budget and Management with new, enhanced financial management and reporting tools. The third stage of OAKS implementation, which went live in July 2008, deployed new enhanced budget decision and management tools. In addition to providing new decision and management tools to public managers, OAKS implementation required that the State work to upgrade skills and invest in human capital development in the workforce across agencies.

   Cash Management. The Treasurer of State and the Office of Budget and Management are working cooperatively to update the State's cash flow models and procedures to maximize resources available. The offices will examine seasonal revenue collections in the State's various funds and the unique spending patterns of each state agency to develop an updated cash flow model. The updated cash flow model will enable the Treasurer of State and the Office of Budget and Management to revise their investment strategies for improved return on investment of State resources.

   Investment in Strategic Priorities. Ohio's investments in strategic priorities are focused on two overarching goals critical to the long term stability and growth of the economy: (1) to boost personal income and (2) to increase the education attainment level of Ohioans. Ohio will invest in its traditional economic strengths, such as energy production and entrepreneurship, and programs that ensure Ohio has the most educated workforce possible. Targeted investment priorities include access to high-quality early care and education, schools that work for every child, expanded access to Ohio's colleges and universities, Ohio's regional economies and globally competitive industries, and access to affordable health care.

   Investment in Primary and Secondary Education. Through HB 119, the Strickland Administration sought to enhance equity and reduce disparities between Ohio school districts by focusing more resources to Poverty Based Assistance and Parity Aid. In addition, all school districts benefited from the policies within HB 119 as the per pupil basic aid amount increased by three percent, the largest such increase in five years. As a result of the funding contained in HB 119, the Foundation Funding formula increases the State share percentage from 44.8 percent to 48 percent over the biennium, with individual districts seeing a more dramatic increase in their respective State share percentage as a result of the formula changes. In addition to increasing per pupil basic aid and reducing disparities, the budget also provided a hold harmless guarantee to prevent any district from receiving less State aid than what was received in the previous fiscal year regardless of whether their enrollment declined. This guarantee is intended to provide stability and reduce potential adverse impacts from both extensive formula changes and House Bill 66 tax reform policies.

   In HB 119, school reliance on property tax revenues was reduced and the State expanded its overall role in supporting education through a new Homestead Tax Exemption for Ohio's seniors and Ohioans with disabilities. Tax relief through the Homestead Tax Exemption is reimbursed by the State to schools and local governments, ensuring no local entity loses property tax revenue as a result of the program expansion.

   Tobacco Securitization: Meeting Educational Facility Needs and Expanding Property Tax Relief. HB 119 also authorized the State to securitize 100 percent of the future payments to Ohio under the Tobacco Master Settlement Agreement ("MSA") over the next 40 or more years. Securitization of the tobacco settlement receipts ("TSRs") in October 2007 generated more than $5 billion in net proceeds, with their use limited to the twin priorities of funding the capital needs of Ohio's elementary, secondary, and higher education facilities. By generating savings on debt service as a result of replacing general obligation debt as the funding source for primary, secondary, and higher education facilities, HB 119 provides the additional property tax relief through the expansion of the homestead tax exemption, detailed above.

   Increased Investment in Higher Education. To supplement the general operations of the State's 13 four-year universities, 24 regional branch campuses, one free standing medical college, 15 community colleges, and eight technical colleges, HB 119 appropriated over $3.5 billion in the fiscal years 2008-09 biennium for unrestricted operating subsidies through the State Share of Instruction ("SSI") line item. Specifically, the budget appropriated $1.68 billion in fiscal year 2008 (an increase of 5.6 percent over fiscal year 2007) and $1.84 billion in fiscal year 2009 (an increase of 9.8 percent over fiscal year 2008). Of these amounts, the budget earmarked $58 million in fiscal year 2008 and $60 million in fiscal year 2009 to be distributed based on each campus's proportional share of the total instate undergraduate tuition in fiscal year 2007. The remaining funds are first used to guarantee that all campuses receive the same amount of SSI (excluding the 'earmarked funding) they received in the prior year. They are then used to provide uniform increases (two percent in fiscal year 2008 and ten percent in fiscal year 2009) for the four-year universities and their branch campuses and varying increases for two-year community and technical colleges based on a formula developed by the Board of Regents that takes into account the enrollment growth at community and technical colleges. To receive these SSI subsidy increases, each campus must demonstrate, through increasing internal efficiencies, a one percent savings in fiscal year 2008 and a three percent savings in fiscal year 2009 as certified by the Chancellor of the Board of Regents.

   In addition to increasing the state share of instruction, HB 119 froze in-State undergraduate tuition in both fiscal years 2008 and 2009. As a result, the in-State undergraduate tuition for each campus will remain at the fiscal year 2007 level over the biennium. In fiscal year 2007, four-year campuses charged an average of $8,246 for a fulltime Ohio resident undergraduate student and two year campuses charged an average of $3,565 per full-time student. For all campuses, the average instate undergraduate tuition was $6,224 per full-time student in fiscal year 2007. The freeze in tuition represents a tremendous relief to students and their families who have experienced double-digit percentage increases in tuition in recent years.

   Expansion of Medicaid Coverage. In the first major expansion of eligibility since fiscal year 2000, HB 119 expanded Medicaid coverage to children whose parents earn up to 300 percent of the federal poverty limit ("FPL"), to foster children who have been emancipated up to age 21, and to pregnant women with incomes up to 200 percent of the FPL. In addition, parents who have an income over 300 percent of the poverty level now have the opportunity to participate in a Medicaid buy-in option for their uninsured children. Also, disabled adults can buy their own health care coverage through the Medicaid program. These expansions will ensure that Ohioans will no longer have to choose between work and affordable health care.

   Revenues and Expenditures in the 2006-07 and 2007-08 Fiscal Biennia. The GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8 percent increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5 percent increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8 percent for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives);
3.4 percent for higher education; 4.2 percent for elementary and secondary education; 5.5 percent for corrections and youth services; and 4.8 percent for mental health and mental retardation.

   The State ended fiscal year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of fiscal year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5 percent of fiscal year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the State's Basic Financial Statements ("BSF") increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

   The GRF appropriations Act for the current 2008-09 fiscal biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9 percent increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1 percent increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2 percent for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives);
13.2 percent for higher education; 5.25 percent for elementary and secondary education; 4.92 percent for corrections and youth services; and 4.7 percent for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with 2006 law limiting appropriation discussed above under Major Initiatives.

   The GRF appropriations Act for 2008-09 also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program contained in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100 percent of those receipts to the payment of debt service on the Authority's obligations. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

   With the Ohio economy expected to be negatively affected by the national economic downturn, Ohio Office of Budget and Management ("OBM") has been closely monitoring the State's major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for fiscal year 2008 and $385,100,000 for fiscal year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

   Executive and legislative actions were taken based on the new OBM estimates, including:

     o The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 (since reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below).

     o Transfer of unspent agency appropriations totaling $120,200,000 in fiscal year 2008 and $78,000,000 in fiscal year 2009.

     o Authorizing expansion of the State-run lottery system to include "keno" games currently projected to generate $65,000,000 in fiscal year 2009.

   In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State's share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

   Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. The Governor and OBM are continuing to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

   In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. After extensive hearings and review, the General Assembly in June 2008, passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include, in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, $184,000,000 in bonds backed by net profits from the State's liquor enterprise, and $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

   Budgetary Controls. With each office performing specific functions relating to State expenditures, the OBM and the Treasurer of State account for and report on the State's fiscal affairs.

   OBM maintains records of the appropriations made by the General Assembly, and its Director certifies the availability of unencumbered appropriations as a condition of contract validity. OBM fiscal functions include the development and oversight of operating and capital budgets as well as the review, processing, and reporting of financial transactions for most state departments and agencies (excluding, among others, higher education institutions' non-capital expenditures). The OBM Director's certification is required for all expenditure vouchers before the OBM may issue State warrants. Upon certification, OBM updates its accounting records to reflect the level of vouchered expenditures.

   The Treasurer of State maintains the cash and investments that comprise the State treasury, and redeems the warrants issued by the OBM when presented for payment by financial institutions and monitors the amounts and the timing of payments to determine the State's cash flow position for investment purposes.

   State financial reporting practices have been and are in accordance with GAAP. Each Comprehensive Annual Financial Report ("CAFR") includes the BFS for that Fiscal Year as examined by the Auditor of State. The 1990 through 2004 and 2006 CAFRs received the Government Finance Officers Association Certificate of Achievement for Excellence in Financial Reporting. Ohio did not receive this award for its fiscal year 2006 CAFR due to challenges in concluding audits related to the Bureaus of Workers' compensation within reporting deadlines.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool.

   During fiscal year 2008, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the State's Uniform Depository Act, are limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, bonds and other direct obligations of the State of Ohio and obligations of boards of education and other local subdivisions, commercial paper, repurchase agreements, no-load money market mutual funds, bankers' acceptances, bonds of U.S. corporations or of foreign nations diplomatically recognized by the United States, security lending agreements, and the Treasurer's STAR Ohio investment pool.

   Quarterly, the OBM allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings with those allocations made based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of May 2010, all outstanding general obligation bonds of the State of Ohio are rated AA+ by S&P and Aa1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in your Ohio trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in your Ohio trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by your Ohio trust to pay interest on or principal of such bonds.

   Your Ohio trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the foregoing information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

   Puerto Rico Risk Factors

   Certain Trusts may invest in bonds issued by issuers located in Puerto Rico ("Puerto Rico," or the "Commonwealth"). As further described under "Ratings", Puerto Rico's general obligation bonds are all currently rated below investment grade following a number of downgrades by the major credit rating agencies. As a result, the Commonwealth's access to the liquidity markets may be limited, and further, the Commonwealth may not be able to honor all of its obligations as they come due.

   Relevant History. Puerto Rico came under United States sovereignty in 1898. In 1950, Congress enacted Public Law 600, which provided that the existing political, economic and fiscal relationship between Puerto Rico and the United States would remain the same, but Puerto Rico would be authorized to draft and approve its own Constitution, guaranteeing a republican form of government. The Constitution of Puerto Rico was ratified by the United States Congress and subsequently approved by the President of the United States. Puerto Rico is a self-governing commonwealth in association with the United States. The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives and the Senate. Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income sourced in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.

   Geographic Location and Demography. Puerto Rico is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide.

   According to United States Census Bureau estimates, the population of Puerto Rico reflected a decrease to approximately 3,615,086 as of July 1, 2013, according to a United States Census Bureau estimate, compared to 3,725,789 in 2010.

   Changes in population have had, and may continue to have, an impact on economic growth and on the growth of tax revenues. Continued reductions in population, particularly of working age individuals, may have an adverse effect on tax and other government revenues that will not be entirely offset by reductions in government expenses in the short and medium term. In addition, the average age of the population of Puerto Rico is increasing, partly due to a reduction in birth rate, but primarily as a result of the migration of younger persons to the United States mainland. This may increase the demand for health and other services upon the Commonwealth, and the cost to the Commonwealth of providing such services, thus imposing limitations on the Commonwealth's ability to achieve a balanced budget and improve its financial condition.

   Relationship with the United States. While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. Puerto Rico also lacks certain assignation of some revenues reserved for the states.

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been primarily financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the local economy are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Approximately 71% of Puerto Rico's exports go to the United States and 42% of the imports come from the United States. In recent fiscal years, however, the performance of Puerto Rico's economy has not been consistent with the performance of the United States economy. Puerto Rico's economy entered a recession in the fourth quarter of fiscal year 2006. Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico's economy is closely linked to the United States economy. In fiscal year 2012 (which ended on June 30, 2012), the Commonwealth's gross national product (in current dollars) was $69.462 billion (preliminary), and personal income per capita (in current dollars) was $16,934 (preliminary). In the last three decades, industrial development in Puerto Rico has been relatively capital intensive and dependent on skilled labor.

   Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain services such as professional, scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences on the magnitudes of those changes. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

   Tourism makes a significant contribution to economic activity. An estimated $3.2 billion were spent by visitors in Puerto Rico during fiscal year 2012. San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world. During the fiscal year 2012, the number of persons registered in tourist hotels increased 9.4% compared with fiscal year 2011.

   The Puerto Rico Planning Board's preliminary reports on the performance of the Puerto Rico economy for fiscal year 2012 indicate that real gross national product increased 0.1% over fiscal year 2011. Nominal gross national product was $69.5 billion in fiscal year 2012, compared to $65.6 billion in fiscal year 2011. Aggregate personal income increased from $61.6 billion in fiscal year 2011 to $62.3 billion in fiscal year 2012, and personal income per capita increased from $16,611 in fiscal year 2011 to $16,934 in fiscal year 2012.

   According to the Household Survey, the number of persons employed in Puerto Rico during fiscal year 2012 averaged 1,035,465, a decrease of 1.1% compared to the previous fiscal year; and the unemployment rate averaged 15.2%.

   Debt, Revenues and Expenditures. Total assets and total liabilities of the Commonwealth's primary government at June 30, 2012 amounted to $16.3 billion and $55.3 billion, respectively, for a net deficit of $39 billion, compared to a $33.7 billion net deficit at the beginning of the current year.

   The Commonwealth has a net deficit of $47.2 billion in the governmental activities and a net deficit of $2.0 billion in the General Fund as of June 30, 2013, which has resulted from operating deficits over the last several years. The Commonwealth's high level of debt and the resulting required allocation of revenues to service this debt have contributed to these deficits and have adversely affected its credit ratings. The Commonwealth's expenses cover a range of services. The largest expenses were for general government, education, public housing and welfare, health, and public safety, which presented a combined increase of approximately $235.6 million when compared with prior fiscal year. In 2013, governmental activities' expenses exceeded program revenue by approximately $14.3 billion, resulting in the use of approximately $8.6 billion of general revenue and transfers from other funds (mostly taxes).

   As of February 2014, preliminary General Fund Revenues for the first seven months of fiscal year 2014 have exceeded aggregate General Fund revenues for the same period in fiscal year 2013 by approximately $593.3 million.

   The Commonwealth's very high level of debt has contributed to significant budget deficits during the past several years, which deficits the Commonwealth has been required to finance, further increasing the amount of its debt. More recently, the Commonwealth's high level of debt, among other factors, has adversely affected its credit ratings and its ability to obtain financing at favorable interest rates.

   Ratings. As of October 2014, the credit ratings of the Commonwealth's general obligation bonds were lowered to "B2" by Moody's Investors Service ("Moody's"), "BB" by Standard & Poor's Rating Services ("S&P"), and "BB-" by Fitch Ratings ("Fitch"), each of which is non-investment grade. S&P, Moody's and Fitch each assigned a negative outlook on the Commonwealth's ratings.

   Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Credit Ratings and Liquidity. The liquidity of the Commonwealth has been adversely affected by the ratings downgrades described above, by the significant increase in credit spreads for obligations of the Commonwealth and its instrumentalities, by the limited market access experienced by the Commonwealth and its instrumentalities during the second half of 2013, and by a significant reduction of liquidity in the local Puerto Rico capital markets. Under current market conditions, in part as a result of the recent ratings downgrades, the Commonwealth may have limited capital market access. If the Commonwealth does not have sufficient access to the capital markets or alternative sources of financing to satisfy its liquidity needs, it may not be able to honor all of its obligations as they come due.

   Relationships with Creditors and Business Counterparties. Changes in the Commonwealth's credit ratings could affect its relationships with creditors and other business counterparties. For example, certain of the Commonwealth's short-term financings, variable rate debt obligations and mandatory tender bonds include provisions that permit the acceleration of such debt instruments based on the downgrade of the Commonwealth's ratings below investment grade. Moreover, the Commonwealth's interest rate exchange agreements include provisions that permit the counterparties to either request additional collateral or terminate the agreements based on the downgrade of the Commonwealth's ratings below investment grade. The Commonwealth recently optionally terminated certain of its interest rate exchange agreements and in connection therewith made aggregate termination payments of approximately $23.8 million to a counterparty. To date, however, the Commonwealth has not been required to post collateral in connection with any of its interest rate exchange agreements, and the Commonwealth's counterparties have not accelerated any debt obligations or terminated any interest rate exchange agreements as a result of such downgrades. If the counterparties entitled to accelerate debt obligations or terminate the remaining interest rate exchange agreements exercise their respective rights, there is no assurance that the Commonwealth would be able to honor all such obligations as they come due.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by certain trusts to pay interest on or principal of such bonds. The Puerto Rico bonds are susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations. These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described.

   The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceding information. It is based in part on information obtained from Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico obligations.


                                                                    U-SECSUP1114

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Municipal Series 910, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 24th day of November 2014.

Van Kampen Unit Trusts, Municipal Series 910
(Registrant)

By: Invesco Capital Markets, Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on November 24, 2014, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets,
Inc.:

SIGNATURE                                 TITLE

Steven Massoni                            Director and President

M. Kevin Cronin                           Director and Senior Vice President

Annette J. Lege                           Treasurer and Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)

--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 1281 (File No. 333-184518) dated December 6, 2012.